UNOCAL CANADA LIMITED

                        UNOCAL CANADA ALBERTA HUB LIMITED

                               UNOCAL CORPORATION

                                       and

                                POGO CANADA, ULC

                             POGO PRODUCING COMPANY





                            SHARE PURCHASE AGREEMENT

                                  July 8, 2005

                            SHARE PURCHASE AGREEMENT

                                TABLE OF CONTENTS


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1          Definitions.......................................................2
1.2          Certain Rules of Interpretation..................................15
1.3          Knowledge........................................................17
1.4          Entire Agreement.................................................17
1.5          Applicable Law...................................................17
1.6          Accounting Principles............................................17
1.7          Disclosure.......................................................17
1.8          Schedules........................................................17
1.9          Joint and Several Liability......................................18
1.10         Interpretation If Closing Does Not Occur.........................18
1.11         Conflicts........................................................18
1.12         Guarantees.......................................................18

                                    ARTICLE 2
                                PURCHASE AND SALE

2.1          Actions by Vendor and Purchaser Regarding Purchase...............19
2.2          Place of Closing.................................................19
2.3          Tender...........................................................19

                                    ARTICLE 3
                                 PURCHASE PRICE

3.1          Purchase Price...................................................19
3.2          Payment of Purchase Price........................................19
3.3          Post Closing Adjustment to the Net Working Capital Amount........20

                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF VENDOR

4.1          Incorporation and Registration...................................22
4.2          Right to Sell....................................................22
4.3          Capitalization...................................................23
4.4          Corporation and Subsidiaries.....................................23
4.5          Due Authorization................................................24
4.6          Residence of Vendor..............................................25
4.7          Enforceability of Obligations....................................25
4.8          No Advisors or Consultants.......................................25
4.9          Government Authorizations........................................25
4.10         Benefit Plans and Labour Matters.................................25
4.11         Financial Statements.............................................26
4.12         Distributions....................................................26
4.13         Business Carried on in the Ordinary Course.......................26
4.14         Environmental Matters............................................26
4.15         Assets...........................................................27
4.16         Material Obligations.............................................28

4.17         Litigation.......................................................29
4.18         Intellectual Property............................................30
4.19         Taxes............................................................30
4.20         Absence of Certain Changes.......................................32
4.21         Certain Contracts, Agreements, Plans and Commitments.............32
4.22         Resource Pools and Undepreciated Capital Cost Balances...........33
4.23         Operation of Assets..............................................33
4.24         Minute Books.....................................................33
4.25         Corporate Registers..............................................33
4.26         Books and Records and Internal Controls..........................33
4.27         SMOG Run.........................................................34
4.28         Hart Scott Rodino Information....................................34

                                    ARTICLE 5
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

5.1          Incorporation....................................................34
5.2          Due Authorization................................................34
5.3          Enforceability of Obligations....................................35
5.4          Investment Canada................................................35
5.5          Authorizations...................................................35
5.6          Financing........................................................35
5.7          Brokers..........................................................35
5.8          Purchaser as Principal...........................................35

                                    ARTICLE 6
                      REGARDING REPRESENTATIONS, WARRANTIES
                                  AND COVENANTS

6.1          Materiality......................................................36
6.2          Nature of Survival of Vendor's Representations, Warranties,
             Covenants and Indemnities and Limitations on Claims..............36
6.3          Nature of Survival of Purchaser's Representations, Warranties,
             Covenants and Indemnities........................................37
6.4          No Consequential Damages.........................................38
6.5          No Other Representations, Warranties or Covenants of Vendor......38
6.6          No Other Representation, Warranties or Covenants of Purchaser....39
6.7          Restrictions on Claims and Actions...............................40

                                    ARTICLE 7
                             PURCHASER'S CONDITIONS

7.1          Correctness and Accuracy of Representations and Warranties.......41
7.2          Performance of Obligations.......................................41
7.3          Governmental Approvals, Consents, and Authorizations.............41
7.4          Other Consents and Approvals.....................................42
7.5          No Injunctions or Restraints.....................................42
7.6          Vendor's Closing Deliveries......................................42

                                    ARTICLE 8
                               VENDOR'S CONDITIONS

8.1          Correctness and Accuracy of Representations and Warranties.......43
8.2          Performance of Obligations.......................................43

8.3          Governmental Approvals, Consents, and Authorizations.............43
8.4          Other Consents and Approvals.....................................44
8.5          No Injunctions or Restraints.....................................44
8.6          Purchaser's Closing Deliveries...................................44
8.7          Deposit..........................................................45

                                    ARTICLE 9
                                 OTHER COVENANTS

9.1          Conduct of Business Prior to Closing.............................45
9.2          Negative Covenants...............................................45
9.3          Dealings or Operations Regarding Assets..........................47
9.4          Intercorporate Obligations.......................................48
9.5          Access to Books and Records and Other Assets.....................48
9.6          Confidentiality..................................................49
9.7          Actions to Satisfy Closing Conditions............................49
9.8          Preservation of Records..........................................50
9.9          Competition Act Filing and Investment Canada Act Filing..........50
9.10         Assignment of Confidentiality Agreements.........................51
9.11         Insurance........................................................51
9.12         Employee Related Matters.........................................51
9.13         Consent to Jurisdiction..........................................52
9.14         US Financial Statements..........................................53
9.15         Reserves Report (US).............................................53
9.16         Purchase Not Conditional on Financing............................54
9.17         Compliance with Privacy Laws.....................................54
9.18         Bank Accounts....................................................55

                                   ARTICLE 10
                                 INDEMNIFICATION

10.1         Mutual Indemnifications for Breaches of Covenants
             and Warranties...................................................55
10.2         Procedures Relating to Indemnification Between Vendor
             and Purchaser....................................................57
10.3         Indemnification Procedures for Third Party Claims................58
10.4         Holding of Indemnities...........................................59
10.5         Claims Net of Insurance and Taxes................................59
10.6         Mitigation.......................................................60
10.7         Adjustment to Purchase Price.....................................60
10.8         Subrogation......................................................60

                                   ARTICLE 11
                                   TAX MATTERS

11.1         Liabilities for Taxes............................................60
11.2         Tax Returns......................................................62
11.3         Confidentiality of Tax Information...............................63
11.4         Section 338 Election.............................................63
11.5         Tax Claims.......................................................65
11.6         Assistance and Cooperation.......................................66

                                   ARTICLE 12
                             TERMINATION AND CLOSING

12.1         Termination......................................................66
12.2         Regarding Termination by Purchaser...............................67
12.3         Regarding Termination by Vendor..................................67
12.4         Deposit..........................................................67
12.5         Notice of Termination............................................67
12.6         Effect of Termination............................................68

                                   ARTICLE 13
                                     GENERAL

13.1         Non-Waiver.......................................................68
13.2         Public Notices...................................................68
13.3         Notices..........................................................70
13.4         Assignment.......................................................71
13.5         Further Assurances...............................................71
13.6         No Recourse......................................................71
13.7         Time of the Essence..............................................72
13.8         Amendment........................................................72
13.9         Invalidity.......................................................72
13.10        Counterparts.....................................................72
13.11        Enforcement......................................................72
13.12        No Third-Party Beneficiaries.....................................72
13.13        Expenses.........................................................72
13.14        Removal of Name..................................................72

                                    SCHEDULES

Schedule 1.1(a)          Escrow Agreement
Schedule 1.1(b)          SMOG Run
Schedule 1.1(c)          Unaudited Financial Statements
Schedule 1.3             Vendor Knowledge Individuals
Schedule 4.4(c)          Subsidiaries
                         Part 1    Corporate Subsidiaries (Alberta)
                         Part 2    Corporate Subsidiary (Nova Scotia)
                         Part 3    Partnership Subsidiaries
Schedule 4.5(c)          Defaults Due to this Agreement
Schedule 4.5(e)          Change of Control Provisions
Schedule 4.9             Material Government Authorizations - Vendor and Unocal
Schedule 4.10            Benefit Plans
Schedule 4.14            Environmental Matters
Schedule 4.15(a)         Permitted Encumbrances
Schedule 4.15(c)         Notices of Defaults
Schedule 4.15(d)         Government Proceedings
Schedule 4.15(e)         Authorizations for Expenditure
Schedule 4.15(g)         Marketing and Transportation Agreements
Schedule 4.16            Material Contracts and Liabilities
Schedule 4.17            Open Litigation Claims
Schedule 4.18            Intellectual Property
Schedule 4.19(a)         Tax Matters
Schedule 4.19(h)         Tax Elections
Schedule 4.19(i)         Subpart F Income
Schedule 4.19(j)         United States Property
Schedule 4.22            Estimated Resource Pools
Schedule 4.23            Areas of Mutual Interest
Schedule 5.5             Material Government Authorizations - Purchaser and Pogo
Schedule 7.6(e)          Vendor's Opinions
Schedule 8.6(e)          Purchaser's Opinions

                            SHARE PURCHASE AGREEMENT

         THIS AGREEMENT is made as of July 8, 2005 among:


                              UNOCAL CANADA LIMITED
                a corporation continued under the laws of Alberta


                                     - and -


                        UNOCAL CANADA ALBERTA HUB LIMITED
              a corporation incorporated under the laws of Alberta

              (Unocal Canada Limited and Unocal Canada Alberta Hub Limited
               are hereinafter collectively called "Vendor")

                                     - and -

                               UNOCAL CORPORATION
              a corporation incorporated under the laws of Delaware
                          (hereinafter called "Unocal")

                                     - and -

                                POGO CANADA, ULC
                   an Alberta unlimited liability corporation
                        (hereinafter called "Purchaser")

                                     - and -

                             POGO PRODUCING COMPANY
              a corporation incorporated under the laws of Delaware
                           (hereinafter called "Pogo")

RECITALS:

A. Vendor is the legal and beneficial owner of all of the Purchased Shares.

B. Vendor has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Vendor, all of the Purchased Shares, on the terms and conditions of this Agreement.

         IN CONSIDERATION of the covenants, agreements, representations, warranties and payments herein set forth, the Parties, together with Unocal and Pogo, covenant and agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      Definitions
         Whenever used in this Agreement or the Schedules to this Agreement, the following words and terms shall have the meanings set out below:

         "Abandonment and Reclamation Obligations" means all past, present and future obligations under Contracts, Applicable Laws, equity or common law to:

          (a)  abandon wells;

          (b) close, decommission, dismantle and remove tangible equipment and facilities that were or that are being used in connection with the Assets;

          (c) restore, remediate and reclaim the surface or subsurface of the lands used in connection with the wells, tangible equipment and facilities that were or that are being used in connection with the Assets, including lands in or on which they are or were located and lands which are or were used to gain access to them; and

          (d) restore, remediate and reclaim the surface or subsurface of lands affected by seismic or other geological or geophysical exploration activities conducted by or on behalf of the Corporation or any of the Subsidiaries;

         including such obligations relating to wells, facilities and tangibles which were abandoned or decommissioned, dismantled or removed prior to the Closing Date (whether or not included in the Assets).

         "ABCA" means the Business Corporations Act (Alberta).

         "Accounting Firm" means a mutually agreed on, nationally recognized accounting firm.

         "Affiliate" means, as to a Person, any other Person controlling, controlled by or under common control with that Person where "control", "controlling" or "controlled" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities or by contract, partnership agreement, trust arrangement or other means, either directly or indirectly, that results in control in fact; provided that direct or indirect ownership of shares of a corporation carrying more than 50% of the voting rights shall constitute control of that corporation; and further provided that:

          (a)  the   Corporation   and  each  of  the   Subsidiaries   shall  be
               conclusively deemed to be Affiliates of Vendor as to any matter or thing relating to the period before the Closing; and

          (b)  the   Corporation   and  each  of  the   Subsidiaries   shall  be
               conclusively deemed to be Affiliates of Purchaser as to any matter or thing relating to the period from and after the Closing.

         "Agreement" means this Share Purchase Agreement, including the recitals and all Schedules hereto, and includes all written instruments supplementing, amending or confirming this Share Purchase Agreement agreed to by the Parties after the date hereof.

         "Applicable Laws" means all laws (including Environmental Laws and Privacy Laws), statutes, rules, regulations, official directives and orders of Government Authorities (whether administrative, regulatory, legislative, executive or otherwise) including judgments, orders and decrees of courts, commissions or bodies exercising similar functions.

         "Asset Acquisition Statement" has the meaning given to that term in
         Section 11.4(b).

         "Assets" means all of the tangible and intangible property (whether real, personal or mixed), rights, benefits, privileges and other assets owned or leased by the Corporation and the Subsidiaries, including all oil and gas properties and the tangible equipment and miscellaneous interests owned or held by the Corporation and the Subsidiaries in connection therewith and any such assets in respect of which the Corporation or any of the Subsidiaries share ownership with third parties, or have a right to use.

         "Audited Financial Statements" means the audited consolidated financial statements of the Corporation and the Subsidiaries for the fiscal years ended December 31, 2004 and 2003, in each case consisting of a consolidated balance sheet, a consolidated statement of earnings and retained earnings and a consolidated statement of cash flows, and the audited consolidated statement of earnings and retained earnings and a consolidated statement of cash flows for the fiscal year ended December 31, 2002, in each case prepared in accordance with generally accepted accounting principles.

         "Authorizations" means all permits, licenses, exemptions, orders, variances, approvals, consents, authorizations, registrations, qualifications and filings with or under any Applicable Laws and having the force of law.

         "Banking Facilities" means, collectively, the credit facilities available to the Corporation under the Syndicated Credit Agreement and the Demand Credit Agreement.

         "Base Price" has the meaning given to that term in Section 3.1(a).

         "Benefit Plans" means all plans and arrangements to which the Corporation or any of the Subsidiaries is a party or by which the Corporation or any of the Subsidiaries is bound or under which the Corporation or any of the Subsidiaries has, or will have, any liability or contingent liability, relating to:

          (a)  Pension Plans;

          (b)  Insurance Plans; or

          (c)  Compensation Plans;

         with respect to any of its Employees or former Employees (or any dependants or beneficiaries of any such Employees or former Employees), other than statutory plans with which the Corporation or any of the Subsidiaries are required to comply, including the Canada Pension Plan and the Canada Employment Insurance Plan, and plans administered pursuant to applicable provincial health and workers' compensation legislation.

         "Books and Records" means all books and records of the Corporation and the Subsidiaries, including financial, corporate, operations and sales books, inventory and other asset records, books of account, sales and purchase records, the Title and Operating Documents, customer files, production data, equipment maintenance data, accounting records, sales and promotional data, advertising materials, cost and pricing information, supplier lists, customer lists, business reports, plans and projections and all other similar documents, surveys, plans, files, records, correspondence, and other data and information, financial or otherwise, including all data and information stored on computer-related or other electronic media but excepting therefrom all Proprietary Information.

         "Business" means the business of the Corporation and the Subsidiaries.

         "Business Day" means a day, other than a Saturday or Sunday, on which the principal commercial banks located at the cities of Calgary, Alberta and Houston, Texas are open for business during normal banking hours.

         "Claim" means any action, claim, demand, lawsuit, audit, proceeding, arbitration or any proceeding or investigation by a Government Authority including a Tax Claim.

         "Closing" means the completion of the Purchase pursuant to the terms and conditions of this Agreement.

         "Closing Date" means:

          (a) the fifth Business Day following the day on which all of the Conditions set forth in Sections 7.3(a), 7.3(b), 7.4, 8.3(a), 8.3(b), and 8.4 have been satisfied or duly waived by the Party entitled to waive the same and notice of satisfaction or waiver has been given by the applicable Party to the other Party which notice each Party agrees to give promptly to the other; provided that, unless the Parties determine otherwise, the Closing Date shall not in any event be before the earlier of:

               (i) the fifth Business Day after Purchaser receives the Audited Financial Statements and unaudited financial statements referred to in Section 9.14 and the Reserves Report (US); and

               (ii) the 90th day after the date of this Agreement; or

          (b) such other date as the Parties may agree in writing as the date on which the Closing shall take place.

         "Closing Time" means 9:00 a.m. on the Closing Date, or such other time on such date as the Parties may agree in writing as the time at which the Closing shall take place.

         "Code" means the United States Internal Revenue Code of 1986.

         "Commissioner" means the Commissioner of Competition appointed pursuant to the Competition Act.

         "Compensation Plans" means any and all employment benefits and plans relating to bonuses, incentive pay or compensation, performance compensation, deferred compensation, profit sharing or deferred profit sharing, share purchase, share option, stock appreciation, phantom stock, vacation or vacation pay, sick pay, severance or termination pay, employee loans or separation from service benefits, and any other type of arrangement providing for compensation additional to base pay or salary.

         "Competition Act" means the Competition Act (Canada).

         "Competition Act Approval" means, in respect of the Purchase, that:

          (a)  an advance ruling  certificate (an "ARC") pursuant to Section 102
               of  the   Competition   Act  shall   have  been   issued  by  the
               Commissioner; or

          (b) a "no action letter" has been received from the Commissioner indicating that the Commissioner has determined that she does not at that time intend to make an application for an order under
               Section 92 of the Competition Act in respect of the Purchase; or

          (c) in the event that neither an ARC nor a "no action letter" is issued or received, the relevant waiting period under Section 123 of the Competition Act shall have expired and there shall be no threatened or actual application by the Commissioner for an order under Sections 92 or 100 of the Competition Act.

         "Conditions" means, either or both of Vendor's Conditions and Purchaser's Conditions, as applicable.

         "Confidentiality Agreement" means the Confidentiality Agreement dated June 7, 2005 between Unocal, on behalf of itself and its Affiliates, and Pogo.

         "constating document" means the articles of incorporation, bylaws, memorandum of association, partnership agreement or similar constituting documents of a Person.

         "Contracts" means, with respect to any Person, any contracts, licences, leases, arrangements, agreements and commitments of that Person, and includes all quotations, orders or tenders for contracts which remain open for acceptance and all manufacturers' or suppliers' warranties, guarantees or commitments (express or implied), but excludes any oral contract, arrangement, agreement or commitment relating to goods or services (including the sale of Petroleum Substances) entered into in the Ordinary Course of the Business.

         "Corporate Subsidiaries" means the Subsidiaries described in Part 1 and
         Part 2 of Schedule 4.4(c).

         "Corporation" means Northrock Resources Ltd., a corporation incorporated under the laws of Alberta.

         "Corporation Trade-marks" means any and all trade-marks owned by the Corporation or the Subsidiaries.

         "Damage or Destruction Event" means damage, destruction or other casualty losses with respect to the Assets or any part or parts of the Assets.

         "Demand Credit Agreement" means the agreement dated May 21, 2002 among Unocal Canada Limited and the Corporation, as borrowers, Unocal, Union Oil Company of California and the Corporation, as guarantors, and The Toronto-Dominion Bank, as lender.

         "Deposit" has the meaning given to that term in Section 3.2(a).

         "Disclosed Environmental Liabilities" means any and all Environmental Liabilities (whether presently realized or projected) caused by, arising from, incurred in connection with or otherwise relating in any way to the matters in the Environmental Documentation and any of the health, safety and environmental records or reports of the Corporation and the Subsidiaries made available to Purchaser or its Representatives for review before the date of this Agreement.

         "Disclosed Personal Information" has the meaning given to that term in
         Section 9.17(a).

         "Distributions" means the aggregate amount of the dividends, returns of capital or other distributions, of cash or other property, that may be made by the Corporation and the Subsidiaries to any of Vendor and Vendor's Affiliates (other than the Corporation and the Subsidiaries); but shall not include any payment pursuant to Section 9.4 including any amounts paid or property distributed to Unocal Canada Limited on the redemption of the Preferred Shares referred to in Section 9.4(b).

         "Employees" means all individuals employed by the Corporation or any of the Subsidiaries including those employees on long term disability leave or other absence.

         "Encumbrances" means any lien, charge, Security Interest or other encumbrance of any kind or character whatsoever.

         "Environment" means the atmosphere, the surface and sub-surface of the earth, groundwater and surface waters and plants and animals; and "Environmental" means relating to or in respect of the Environment.

         "Environmental Approvals" means all Government Authorizations issued or required pursuant to Environmental Laws with respect to the Assets or the operation of the Business.

         "Environmental Documentation" means all environmental site assessments, environmental audits, environmental reports and other reports relating to the application of Environmental Laws to the Corporation, the Subsidiaries, the Assets or the Business.

         "Environmental Laws" means all Applicable Laws relating in whole or in part to the protection of the Environment, and includes those Applicable Laws relating to the storage, generation, use, handling, manufacture, processing, transportation, treatment, release and disposal of Hazardous Substances.

         "Environmental Liabilities" means all past, present and future Liabilities associated with or arising from any of the following and all costs associated therewith:

          (a) the manufacture, construction, processing, distribution, use, holding, collection, accumulation, generation, treatment, stabilization, storage, disposal, handling or transportation of Hazardous Substances, Petroleum Substances, oilfield wastes or produced water;

          (b) compliance with present and future Environmental Laws and Applicable Laws related to employee and public health and safety matters including the protection, reclamation, remediation or restoration of the Environment;

          (c)  Abandonment and Reclamation Obligations;

          (d) Releases of Hazardous Substances, Petroleum Substances, oilfield wastes, produced water or other substances; and

          (e) the removal, assessment, monitoring, sampling, response, abatement, clean-up, investigation and reporting of contamination or pollution of or other adverse effects on the Environment, including compensation of third parties for Losses suffered by them in respect thereof;

         that relate to the Assets or any previously owned assets or that have arisen or hereafter arise from or in respect of any past, present or future operations and activities related to the Assets, or any other activities (including activities related to the previously owned assets and any seismic programs) conducted by or on behalf of the Corporation or any of the Subsidiaries.

         "Environmental Matters" means any activity, event or circumstance in respect of any of the Assets or the conduct of the Business pertaining to the storage, use, holding, collection, accumulation, assessment, generation, manufacture, processing, treatment, stabilization, disposition, handling, transportation or release of Hazardous Substances or Petroleum Substances on, at or into the Environment;

         "Environmental Order" means any environmental protection order, enforcement order, control order, stop order, remedial order, or other administrative complaint, direction, order or sanction issued, filed or imposed by a Government Authority pursuant to Environmental Laws and having the force of law.

         "Escrow Agent" means CIBC Mellon Trust Company, a corporation existing under the federal laws of Canada.

         "Escrow Agreement" means an agreement among Vendor, Purchaser and the Escrow Agent in the form provided in Schedule 1.1(a).

         "Exchange Act" means the United States Securities Exchange Act of 1934.

         "Final Working Capital Statement" has the meaning given to that term in Section 3.3(b).

         "Futures Transaction" means any derivatives transaction (including an agreement with respect thereto) which is commonly referred to as a hedge transaction, rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transactions (including any option with respect to any of these transaction) or any combination of these transactions.

         "Goldman Sachs Commitment" has the meaning given to that term in
         Section 5.6.

         "Government Authority" means any government, regulatory or administrative authority, government department, agency, commission, board or tribunal or court having jurisdiction on behalf of any nation, province or state or subdivision thereof or any municipality, district or subdivision thereof.

         "Government Authorization" means all Authorizations, including any Environmental Approvals, issued to, or required by, the Corporation or any of the Subsidiaries by or from, any Government Authorities.

         "Hazardous Substance" means any pollutant, contaminant, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in any Environmental Law.

         "Indemnification Notice" has the meaning given to that term in Section 10.2.

         "Indemnified Environmental Liabilities" has the meaning given to that term in Section 10.1(b)(i).

         "Indemnified Environmental Matters" has the meaning given to that term in Section 10.1(b)(i).

         "Indemnified Party" has the meaning given to that term in Section 10.1(a).

         "Indemnified Person" means a Vendor Indemnified Person or a Purchaser Indemnified Person, as applicable.

         "Indemnifying Party" has the meaning given to that term in Section 10.1(a).

         "Information Memorandum" means the document entitled "Information Memorandum" issued by CIBC World Markets Inc. and Waterous & Co. dated June 2005, as amended and supplemented from time to time before the date of this Agreement.

         "Insurance Plans" means any and all employment benefits and plans relating to disability or wage continuation during periods of absence from work (including short term disability and long term disability), hospitalization, health, medical or dental treatments or expenses, life insurance, death or survivor's benefits and supplementary employment insurance, in each case regardless of whether or not those benefits are insured or self-insured.

         "Intellectual Property" means all registered patents, copyrights, trade-marks (including the Corporation Trade-marks), trade-names, service marks, logos, commercial symbols and industrial designs, (including applications for all of the foregoing, and renewals, divisions, extensions and reissues, where applicable, relating thereto) owned by or licensed to the Corporation or any of the Subsidiaries.

         "Interim Period" means the period from the Working Capital Date to and including the Closing Date.

         "Investment Canada Act" means the Investment Canada Act (Canada).

         "Investment Canada Approval" means the approval (or deemed approval) by the responsible Minister designated pursuant to the Investment Canada Act, of the completion of the Purchase under this Agreement.

         "Liabilities" means any and all liabilities and obligations, whether under common law, in equity, under Applicable Law or otherwise, whether tortious, contractual, vicarious, statutory or otherwise, whether absolute or contingent, and whether based on fault, strict liability or otherwise.

         "Losses" means, in respect of a Person and in relation to a matter, any and all losses, damages, costs, expenses, charges (including all penalties, assessments and fines) which that Person suffers, sustains, pays or incurs in connection with that matter and includes reasonable costs of legal counsel (on a solicitor and client basis) and other professional advisors and consultants and reasonable costs of investigating and defending Claims arising from the matter, regardless of whether those Claims are sustained; and also includes Taxes on a settlement payment or damage award in respect of that matter, but does not include consequential or indirect losses or loss of profits.

         "Marketing Agreement" means the Marketing Agreement dated effective September 1, 2000 between the Corporation and Unocal Canada Limited.

         "Material" or "Materially" means material in relation to the Assets taken as a whole.

         "Material Adverse Effect" means any adverse effect or change that results or could reasonably be expected to result in a reduction in the fair market value of the Purchased Shares in excess of $30,000,000, whether that reduction arises from:

          (a) a diminution in the fair market value of the Assets (including as a result of the loss of any Assets, the impairment or loss of interests in any Assets or the forfeiture or non-existence of any Assets);

          (b) an increase in the amount of Liabilities of the Corporation and the Subsidiaries (on a consolidated basis);

          (c) the Corporation and the Subsidiaries (on a consolidated basis) being unable to operate the Business after the Closing Date on substantially the same basis as the Corporation and the Subsidiaries (on a consolidated basis) operated the Business before the Closing Date; or

          (d)  (without duplication) a combination of the foregoing;

         but does not include any adverse effect or change caused by general economic conditions or fiscal or monetary policies of Government Authorities, or resulting from any changes in the price of Petroleum Substances or any changes in the oil and gas business generally (including any change or effect resulting from any regulatory action or intervention of general application, including that resulting from changes to Applicable Law), or resulting from changes in interest rates, currency exchange rates and stock markets generally, or resulting from changes in Applicable Laws.

         "Material Claim" has the meaning given to that term in Section 6.1(a).

         "Material Contract" means any Contract of any of the following types:

          (a) a Contract involving payments in excess of $5,000,000 by or to the Corporation or any Subsidiary in any consecutive twelve month period (excluding any payment by way of penalty or liquidated damages), which cannot be terminated by the Corporation without penalty on three months' notice or less;

          (b) a Contract evidencing indebtedness or guarantees for borrowed money or the deferred purchase price of property, excepting any guarantees by the Corporation of any obligations of any of the Subsidiaries and any guarantees by any of the Subsidiaries of any obligations of any of the other Subsidiaries or of the Corporation; or

          (c)  any of the agreements governing the Partnership Subsidiaries;

         but does not include:

               (i)  Title and Operating Documents;

               (ii) Benefit Plans; or

               (iii) Contracts  exclusively between  Subsidiaries or between the
                    Corporation and one or more Subsidiaries.

         "Net Working Capital Amount" means an amount calculated as of the Working Capital Date for the Corporation and the Subsidiaries equal to the aggregate of all of their:

          (a)  cash on hand or on deposit with banks or other depositories;

          (b) accounts receivable and accrued receivables less the allowance for doubtful accounts;

          (c)  prepaid expenses including prepaid Taxes; and

          (d)  other current assets not described above;

          minus:

          (e)  accounts payable and accrued current liabilities;

          (f) Taxes payable by them relating to any period on or before the Working Capital Date, whether or not the same have become due, and calculated on the assumption that the Corporation and each of the Subsidiaries had a fiscal year for purposes of the Tax Act ending on the Working Capital Date; and

          (g) other current liabilities not described above, but specifically excluding long term asset retirement obligations (including as part of that exclusion provisions for future lease reclamation).

         Deferred income taxes shall not be treated as a current asset or a current liability and will not affect the calculation of the Net Working Capital Amount.

         For the purposes of this definition of Net Working Capital Amount:

               (i) all of those amounts included in the definition shall be calculated on a consolidated basis for the Corporation and the Subsidiaries in accordance with generally accepted accounting principles; and

               (ii) the note  receivable  owed by Unocal  Canada  Limited to the
                    Corporation that is referred to in Section 9.4(b) shall be excluded.

         "Notice" has the meaning given to that term in Section 13.3.

         "Office Lease" means the Lease of Office Space dated as of November 1, 2001 between Scotia Centre Limited, as landlord, and the Corporation, as tenant.

         "Ordinary Course" means, with respect to an action or actions taken by a Person, that such action or actions is or are consistent with prudent industry practice and the past practices of the Person and is or are taken in the ordinary course of normal day-to-day operations of that Person; and when used with reference to the Corporation and the Subsidiaries specifically includes any transfers of any of the Assets between or among the Corporation and the Subsidiaries or any of the Subsidiaries, and any arrangements or agreements between or among the Corporation and the Subsidiaries or between or among any of the Subsidiaries.

         "Outside Date" means December 31, 2005.

         "Parties" means Vendor and Purchaser collectively; and "Party" means the applicable one of them.

         "Partnership Subsidiaries" means the Subsidiaries described in Part 3 of Schedule 4.4(c).

         "Pension Plans" means arrangements relating to retirement savings or pensions, including pension plans, pensions or supplemental pensions whether registered or unregistered, funded or unfunded, "registered retirement savings plans" (as defined in the Tax Act), "registered pension plans" (as defined in the Tax Act) and "retirement compensation arrangements" (as defined in the Tax Act).

         "Permitted Contest" means action taken by the Corporation or any Subsidiary in good faith by appropriate proceedings diligently pursued to contest any Taxes, Claim or Encumbrance, provided that proceeding with that action will not create a material risk of the forfeiture or loss of, or interference with the use of operation of, a Material part of the Assets.

         "Permitted Encumbrance" has the meaning given to that term in Schedule 4.15(a).

         "Person" means any individual, sole proprietorship, partnership, limited partnership, corporation, limited or unlimited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, Government Authority, or any other entity, and a natural person in such person's capacity as trustee, executor, administrator or other legal representative.

         "Personal Information" means information about an Employee, but does not include an individual's name, position name or title, business telephone number, business address, business email or business fax number.

         "Petroleum Substances" means petroleum, natural gas and all related hydrocarbons (including liquid hydrocarbons) and all other mineral substances, whether solid or gaseous and whether hydrocarbon or not (including sulphur and hydrogen sulphide) produced in association with petroleum, natural gas or related hydrocarbons.

         "Pogo" means Pogo Producing Company, a corporation incorporated under the laws of Delaware.

         "Preferred Shares" means the unlimited number of Class A preferred shares that may be issued by the Corporation.

         "Preliminary Net Working Capital Amount" has the meaning given to that term in Section 3.3(a).

         "Prime Rate" means the annual rate of interest announced from time to time by The Bank of Nova Scotia as its reference rate then in effect for determining interest rates it will charge on Canadian dollar commercial loans made by it in Canada.

         "Privacy Laws" means any and all Applicable Laws relating to privacy and the collection, use and disclosure of Personal Information in all applicable jurisdictions, including the Personal Information Protection and Electronic Documents Act (Canada) and/or any comparable provincial law (including the Personal Information Protection Act (Alberta)).

         "Prohibited Name and Marks" has the meaning given to that term in
         Section 13.14.

         "Proprietary Information" means all Books And Records in respect of or in connection with:

          (a) the valuation of the Corporation, the Subsidiaries, the Assets or the Business;

          (b) any advice from Vendor's Counsel, Vendor's Investment Bankers and any other consultant or advisor of Vendor, the Corporation or the Subsidiaries with respect to the divestiture of the Corporation, the Subsidiaries or their respective Assets or parts of the Business; and

          (c) the process and proceedings with respect to any such proposed divestiture.

         "Purchase" means the purchase by Purchaser of the Purchased Shares from Vendor in accordance with the provisions of this Agreement.

         "Purchase Money Obligation" means any secured debt of the Corporation or any Subsidiary created or assumed to finance any part of the purchase price of real or tangible personal property, including any extensions, renewals or refunding of any of that debt.

         "Purchase Price" has the meaning given to that term in Section 3.1.

         "Purchased Shares" means all of the issued and outstanding shares in the capital of the Corporation; and for certainty "Purchased Shares" shall not include any Preferred Shares that are redeemed pursuant to
         Section 9.4.

         "Purchaser" means Pogo Canada, ULC, an Alberta unlimited liability corporation.

         "Purchaser Indemnified Persons" has the meaning given to that term in
         Section 10.1(a)

         "Purchaser's Conditions" has the meaning given to that term in Article
         7.

         "Purchaser's Objection" has the meaning given to that term in Section 3.3(c).

         "Purchaser's Process Agent" has the meaning given to that term in
         Section 9.13.

         "PWC" means PricewaterhouseCoopers LLP, Chartered Accountants.

         "Related Party" means, in reference to a Party:

          (a)  its Affiliates, successors and assigns;

          (b)  its directors, officers and employees;

          (c)  its Affiliates' directors, officers and employees; and

          (d)  its Representatives.

         "Releases" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Hazardous Substance, oilfield wastes or produced water into or through the Environment.

         "Representatives" means, in reference to a Party, its and its Affiliates' representatives, agents, legal counsel, consultants and advisors; and with regard to Vendor includes Vendor's Counsel and Vendor's Investment Bankers.

         "Required Approvals" means the Competition Act Approval and the Investment Canada Approval.

         "Reserves Report (Can)" means a report (National Instrument 51-101 compliant) containing estimates of the proved reserves of Petroleum Substances attributable to the Assets to be prepared by Ryder Scott using escalating and constant pricing, including a Form 51-101F2 - Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor and a Form 51-101F3 - Report of Management and Directors on Oil and Gas Disclosure of the Corporation.

         "Reserves Report (US)" means a report containing estimates of the proved reserves of Petroleum Substances attributable to the Assets to be prepared by Ryder Scott.

         "Resource Pools" means

          (a)  cumulative Canadian exploration expenses;

          (b)  cumulative Canadian development expenses;

          (c)  cumulative Canadian oil and gas property expenses;

          (d)  Undepreciated Capital Cost; and

          (e)  non-capital loss carry forwards;

         as those terms are defined in the Tax Act.

         "Ryder Scott" means Ryder Scott Company Petroleum Engineers.

         "SEC" means the United States Securities and Exchange Commission.

         "section 338 election" has the meaning given to that term in Section 11.4(a).

         "Securities Act of 1933" means the United States Securities Act of
         1933.

         "Security Interest" has the meaning given to that term under the Personal Property Security Act (Alberta).

         "Senior Officers" means with respect to:

          (a)  Vendor, president and chairman and the vice-presidents;

          (b) the Corporation or any Subsidiary, the president, the senior vice-president and chief financial officer and the vice-president corporate development; and

          (c) Purchaser, the chief executive officer, the president and the vice-president finance.

         "SMOG Run" means the Northrock Standard Measure of Oil and Gas Reserves Year-End Data Input in respect of the Assets prepared by Unocal for its 2004 annual report year, a copy of which document is attached as
         Schedule 1.1(b).

         "Straddle Period" means, in the case of the Corporation or any Corporate Subsidiary, any taxation year and, in the case of any Partnership Subsidiary, any fiscal year, in any case beginning on or before and ending after the Working Capital Date.

         "Subsidiaries" means the entities listed in Part 1, Part 2 and Part 3 of Schedule 4.4(c).

         "Syndicated Credit Agreement" means the Amended and Restated Credit and Guarantee Agreement dated as of November 24, 2004 among Unocal Canada Limited and the Corporation, as borrowers, Unocal, Union Oil Company of California, Unocal Canada Limited and the Corporation, as guarantors, the Lenders party thereto, BNP Paribas (Canada), as Administrative Agent, and The Bank of Nova Scotia, as Syndication Agent.

         "Tax Act" means the Income Tax Act (Canada).

         "Tax Benefit" has the meaning given to that term in Section 10.5(b).

         "Tax Claim" has the meaning given to that term in Section 11.5(a).

         "Tax Rate" has the meaning given to that term in Section 10.5(b).

         "Tax Returns" includes all returns, reports, declarations, elections, notices, filings, forms, information returns and statements filed or required to be filed in respect of Taxes.

         "Taxes" means all taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Government Authority, together with all interest, penalties, fines, additions to tax or other additional amounts imposed in respect thereof, including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, all license and registration fees and all employment insurance, health insurance and Canada and other Government Authority pension plan premiums or contributions.

         "Title and Operating Documents" means documents of title including:

          (a)  petroleum  and/or  natural  gas  leases,   permits  and  licenses
               (whether freehold or Crown) and similar instruments; and

          (b) operating procedures; unit agreements; unit operating agreements; agreements for the construction, ownership and operation of gas plants, pipelines, gas gathering systems and similar facilities; pooling agreements; royalty agreements; farmin and farmout agreements; participation and subparticipation agreements; trust declarations and agreements; agreements providing for the gathering, measurement, processing, compression or transportation of Petroleum Substances; well operating contracts and surface leases, pipeline easements, road use agreements and other contracts granting surface interests;

          by virtue of which the Assets are held or which pertain to the ownership, development or operation of the Assets.

         "Unaudited Financial Statements" means the unaudited consolidated financial statements of the Corporation and the Subsidiaries for the fiscal years ended December 31, 2003 and 2004, and the unaudited consolidated financial statements of the Corporation and the Subsidiaries for the three month period ended March 31, 2005, in each case consisting of a consolidated balance sheet and a consolidated statement of earnings prepared in accordance with generally accepted accounting principles, which financial statements are attached as
         Schedule 1.1(c).

         "Undepreciated Capital Cost" means "undepreciated capital cost", as defined in and for the purposes of the Tax Act.

         "Unocal" means Unocal Corporation, a corporation incorporated under the laws of Delaware.

         "Unused Tax Credits" has the meaning given to that term in Section 11.4(e).

         "US$" or "US Dollars" means lawful currency of the United States.

         "Vendor" means, collectively, Unocal Canada Limited, a corporation continued under the laws of Alberta, and Unocal Canada Alberta Hub Limited, a corporation incorporated under the laws of Alberta.

         "Vendor Indemnified Persons" has the meaning given to that term in
         Section 10.1(a).

         "Vendor's Conditions" has the meaning given to that term in Article 8.

         "Vendor's Counsel" means Stikeman Elliott LLP.

         "Vendor's Insurance" has the meaning given to that term in Section 9.11(a).

         "Vendor's Interest Rate" means the rate per annum for three month Government of Canada Treasury Bills from time to time, as posted on Bloomberg screen GGR, plus 0.025% per annum.

         "Vendor's Investment Bankers" means, collectively, CIBC World Markets Inc. and Waterous & Co.

         "Vendor's Process Agent" has the meaning given to that term in Section 9.13.

         "Vendor's Review Period" has the meaning given to that term in Section 3.3(d).

         "Working Capital Date" means June 30, 2005.

1.2      Certain Rules of Interpretation

         In this Agreement (including the Schedules):

          (a) all references to a time are references to local time in Calgary, Alberta;

          (b)  except  for  references  to money  amounts  in  Article 3, and in
               Section 6.2(c)(ii) which references shall be to US Dollars, or as otherwise expressly specified in this Agreement, all references to money amounts are to Canadian currency;

          (c) references to Article or Section mean and refer to the specified Article or Section of this Agreement;

          (d) descriptive headings or titles of Articles and Sections have been inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of those Articles or Sections, and shall not be used in interpreting those Articles or Sections;

          (e) use of words in the singular or plural, or with a particular gender, shall include the other and shall not limit the scope or exclude the application of any provision of this Agreement, to any Person or Persons or circumstances as the context otherwise permits;

          (f) whenever a provision of this Agreement requires an approval or consent by a Party to this Agreement:

               (i) unless otherwise provided herein, that approval or consent may not be unreasonably withheld or delayed; and

               (ii) if  notification of that approval or consent (or the refusal of that approval or consent) is not delivered within the applicable time limit, then, unless otherwise expressly specified herein, the Party whose consent or approval is required shall be conclusively deemed not to have provided its approval or consent;

          (g) unless otherwise expressly specified herein, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends, and by extending the period to the next Business Day following, if the last day of the period is not a Business Day;

          (h) whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, that payment shall be made or action taken on the next Business Day following that day;

          (i)  where  the  words   "including"  or  "includes"  appear  in  this
               Agreement, including the Schedules, those words mean "including (or includes) without limitation";

          (j) any references herein to an agreement, instrument or writing shall be a reference to that agreement, instrument or writing, as amended from time to time prior to the date hereof;

          (k) any reference herein to a law, statute, regulation or other enactment shall be a reference to that law, statute, regulation or enactment as amended, replaced or superseded from time to time;

          (l) all references in this Agreement to the words "herein", "hereby", "hereof", "hereto", and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or Schedule unless otherwise expressly stated; and

          (m) where any conversion of Canadian currency or US Dollars from one to the other is required, the Parties shall use the average of the Bank of Canada posted noon spot exchange rates on the Business Day prior to the Business Day on which the conversion takes place.

1.3      Knowledge

         Any reference in this Agreement (including in the Schedules) to "the knowledge" or "to the best of the knowledge" of Vendor, the Corporation or a Subsidiary or of which Vendor, the Corporation or any Subsidiary is "aware" will be deemed to mean a reference to the actual knowledge of the applicable individuals set forth in Part 1 of Schedule 1.3 without any obligation on those individuals to make investigation or inquiry.

1.4      Entire Agreement

         This Agreement, including the Schedules, constitutes the entire agreement among the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. The Confidentiality Agreement shall terminate on Closing.

1.5      Applicable Law

         This Agreement shall be governed by and interpreted in accordance with the laws of Alberta and the laws of Canada applicable therein, and shall be treated in all respects as an Alberta contract.

1.6      Accounting Principles

         Except as otherwise provided herein:

          (a) references to generally accepted accounting principles herein means a reference to principles recommended from time to time; and

          (b) all accounting terms not otherwise defined in this Agreement have the meanings assigned to them;

in accordance with generally accepted accounting principles in the United
States.

1.7      Disclosure

         Reference to any matter on any Schedule shall not be deemed to be an acknowledgement by Vendor, or to otherwise imply, that the matter meets or exceeds any applicable threshold of materiality or any other relevant threshold.

1.8      Schedules

         The Schedules to this Agreement, as listed below, are attached to and are an integral part of this Agreement:

Schedule 1.1(a)          Escrow Agreement
Schedule 1.1(b)          SMOG Run
Schedule 1.1(c)          Unaudited Financial Statements
Schedule 1.3             Vendor Knowledge Individuals
Schedule 4.4(c)          Subsidiaries
                         Part 1    Corporate Subsidiaries (Alberta)
                         Part 2    Corporate Subsidiary (Nova Scotia)
                         Part 3    Partnership Subsidiaries

Schedule 4.5(c)          Defaults Due to this Agreement
Schedule 4.5(e)          Change of Control Provisions
Schedule 4.9             Material Government Authorizations - Vendor and Unocal
Schedule 4.10            Benefit Plans
Schedule 4.14            Environmental Matters
Schedule 4.15(a)         Permitted Encumbrances
Schedule 4.15(c)         Notices of Defaults
Schedule 4.15(d)         Government Proceedings
Schedule 4.15(e)         Authorizations for Expenditure
Schedule 4.15(g)         Marketing and Transportation Agreements
Schedule 4.16            Material Contracts and Liabilities
Schedule 4.17            Open Litigation Claims
Schedule 4.18            Intellectual Property
Schedule 4.19(a)         Tax Matters
Schedule 4.19(h)         Tax Elections
Schedule 4.19(i)         Subpart F Income
Schedule 4.19(j)         United States Property
Schedule 4.22            Estimated Resource Pools
Schedule 4.23            Areas of Mutual Interest
Schedule 5.5             Material Government Authorizations - Purchaser and Pogo
Schedule 7.6(e)          Vendor's Opinions
Schedule 8.6(e)          Purchaser's Opinions

1.9      Joint and Several Liability

         Unocal Canada Limited and Unocal Canada Alberta Hub Limited shall be jointly and severally liable for all of their covenants, liabilities and obligations under this Agreement.

1.10     Interpretation If Closing Does Not Occur

         If Closing does not occur, each provision of this Agreement which presumes that Purchaser has acquired the Purchased Shares shall be construed as having been contingent on Closing having occurred.

1.11     Conflicts

         Except as specifically provided herein, if there is any conflict or inconsistency between a provision of the body of this Agreement and that of a Schedule or a conveyance document, the provision of the body of this Agreement shall prevail.

1.12     Guarantees

          (a) Unocal hereby guarantees the performance by Unocal Canada Limited and Unocal Canada Alberta Hub Limited of all of their covenants, obligations and liabilities under this Agreement and covenants with Purchaser that Unocal is and that it shall be directly liable as principal obligor for the performance of any of those covenants, obligations and liabilities without necessity or requirement for Purchaser to pursue or exhaust its remedies or recourse against Unocal Canada Limited or Unocal Canada Alberta Hub Limited.

          (b) Pogo hereby guarantees the performance by Purchaser of all of Purchaser's covenants, obligations and liabilities under this Agreement and covenants with Vendor that Pogo is and that it shall be directly liable as principal obligor for the performance of any of those covenants, obligations and liabilities without necessity or requirement for Vendor to pursue or exhaust its remedies or recourse against Purchaser.

                                   ARTICLE 2
                                PURCHASE AND SALE

2.1      Actions by Vendor and Purchaser Regarding Purchase

         Subject to the terms and conditions of this Agreement, at the Closing
         Time:

          (a) Vendor shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase and receive from Vendor, the Purchased Shares in consideration for the payment by Purchaser to Vendor of the Purchase Price, as adjusted and payable as provided for in this Agreement; and

          (b) each Party shall deliver to the other Party all documents required to be delivered by it at the Closing Time pursuant to
               Article 7 and Article 8.

2.2      Place of Closing

         The Closing shall take place at the Closing Time at the offices of Vendor's Counsel located at Suite 4300, Bankers Hall West, 888 - 3rd Street SW, Calgary, Alberta, or at such other place as may be agreed on in writing by Vendor and Purchaser.

2.3      Tender

         Any tender of documents or money under this Agreement may be made on the Parties or their respective counsel and, subject to any express provisions of this Agreement to the contrary, money shall be tendered by wire transfer of immediately available funds in the applicable currency specified herein to the account specified by the Party to which payment is being made.

                                   ARTICLE 3
                                 PURCHASE PRICE

3.1      Purchase Price

         The amount payable by Purchaser to Vendor for the Purchased Shares (the "Purchase Price") shall be an aggregate amount equal to:

          (a)  US$1,800,000,000 (the "Base Price");

          (b) plus the Net Working Capital Amount (if positive); or minus the Net Working Capital Amount (if negative); minus

          (c)  any Distributions made during the Interim Period.

The Purchase Price shall be subject to adjustment in accordance with Section
3.3.

3.2      Payment of Purchase Price

         The Purchase Price shall be paid by Purchaser to Vendor as follows:

          (a) on execution and delivery of this Agreement, Purchaser shall pay to the Escrow Agent to be held by the Escrow Agent pursuant to the Escrow Agreement an amount equal to US$180,000,000 (the "Deposit") as a deposit against the payment of the Purchase Price; and

          (b) at the Closing Time, subject to Article 12, Purchaser shall pay to Vendor, an aggregate amount equal to:

               (i) the sum of the Base Price and the Preliminary Net Working Capital Amount (if positive); minus

               (ii) the sum of the Deposit  (including  interest  thereon,  less applicable withholding Taxes), the Preliminary Net Working Capital Amount (if negative) and any Distributions made during the Interim Period.

         The Deposit shall be paid by the Escrow Agent to Vendor as part of the Purchase Price. Subject to this Agreement and the Escrow Agreement, the Parties shall cause the Escrow Agent to deliver the Deposit to Vendor at the Closing Time.

3.3      Post Closing Adjustment to the Net Working Capital Amount

          (a) Vendor shall, not later than three Business Days before the Closing Date, provide to Purchaser a statement setting forth Vendor's good faith estimate (the "Preliminary Net Working Capital Amount") of the Net Working Capital Amount and the actual amount of the Distributions made or to be made during the Interim Period. The amount of those Distributions shall be converted from Canadian currency into US Dollars as of the date of that statement. The Preliminary Net Working Capital Amount and the amount of the Distributions made during the Interim Period provided in that statement shall be included in calculating the amounts payable by Purchaser to Vendor at the Closing Time pursuant to Section 3.2(b)(i) or Section 3.2(b)(ii), as applicable.

          (b) Vendor, with the assistance of the Corporation and the Subsidiaries, shall prepare and deliver to Purchaser, within 30 days after the Closing Date, a statement setting forth Vendor's determination of the Net Working Capital Amount (the "Final Working Capital Statement") based on:

               (i)  the actual information  available from accounting systems of
                    Vendor  and  the   records  of  the   Corporation   and  the
                    Subsidiaries; and

               (ii) a conversion of the Net Working Capital Amount from Canadian currency to US Dollars as of the effective date of the Final Working Capital Statement.

          (c) Purchaser shall, within 30 days after Vendor's delivery of the Final Working Capital Statement, complete its review of the Final Working Capital Statement. If Purchaser disputes Vendor's determination of any of the Net Working Capital Amount as set forth in the Final Working Capital Statement, Purchaser will so notify Vendor, on or before the last Business Day of that 30 day period, in writing (the "Purchaser's Objection"). That notice will set forth a specific description of the basis of Purchaser's Objection and the adjustments to the Final Working Capital Statement that Purchaser believes should be made. If Purchaser does not deliver a Purchaser's Objection within that period, the Final Working Capital Statement shall be conclusive and binding on the Parties.

          (d) Vendor will have 30 days ("Vendor's Review Period") from its receipt of Purchaser's Objection to review and respond to it, and the Parties will thereafter attempt in good faith to reach an agreement with respect to any matters in dispute. If Vendor and Purchaser are unable to resolve their disagreement within 15 days following Vendor's Review Period, they will refer that disagreement to the Accounting Firm, who will, acting as experts and not as arbitrators, determine, only with respect to the remaining differences so submitted, whether and to what extent, if any, any of the Final Working Capital Statement requires adjustment.

               Vendor and Purchaser will direct the Accounting Firm to use its best efforts to render its determination within 20 Business Days. The Accounting Firm's determination will be conclusive and binding on Vendor and Purchaser. In resolving any disputed item, the Accounting Firm must not assign a value to that item greater than the greatest value for that item claimed by either Vendor or Purchaser or less than the smallest value for that item claimed by either Vendor or Purchaser. Vendor and Purchaser will each pay one half of the fees and disbursements incurred by the Accounting Firm.

          (e) The Net Working Capital Amount as set forth in the Final Working Capital Statement, shall be revised to reflect any revisions agreed to by the Parties or determined by the Accounting Firm. If the Net Working Capital Amount (including any revisions required to be made to the Final Working Capital Statement) is:

               (i)  greater than the Preliminary Net Working Capital Amount then
                    Purchaser   shall  pay  Vendor  an  amount   equal  to  that
                    difference; or

               (ii) less than the  Preliminary  Net Working  Capital Amount then
                    Vendor   shall  pay   Purchaser  an  amount  equal  to  that
                    difference.

               Notwithstanding the foregoing, if there is a disagreement between Vendor and Purchaser as to any items in the Final Working Capital Statement which disagreement is required to be resolved by the Accounting Firm in accordance with the procedures provided in
               Section 3.3(d) then no payment pursuant to paragraph (i) or paragraph (ii) above, as applicable, shall be required to be made by the applicable Party unless the difference between the Preliminary Net Working Capital Amount and the Net Working Capital Amount incorporating the Accounting Firm's determinations is greater than US $1,500,000.

               Any payment required pursuant to this Section 3.3(e) is to be made within five Business Days following the final determination of the Net Working Capital Amount rendered by the Accounting Firm or as agreed to by the Parties. Any payments required pursuant to the foregoing shall be made together with interest thereon at a rate per annum equal to the Prime Rate calculated for the period from the Working Capital Date to but excluding the date of payment. No further adjustments shall be made to the Purchase Price with respect to the Net Working Capital Amount. Any such payment (excluding the part thereof that is interest) shall be treated by Vendor and Purchaser as an adjustment to the Purchase Price.

          (f) Vendor and Purchaser shall cooperate and Purchaser shall cause the Corporation and the Subsidiaries to cooperate to facilitate the preparation and delivery of the Final Working Capital Statement in accordance with this Section 3.3. During the period of time from and after the Closing Date through to the time of delivery of the Final Working Capital Statement, and, if applicable, the Accounting Firm's determinations, Purchaser shall afford, and shall cause the Corporation and the Subsidiaries to afford, to the Accounting Firm, Vendor, counsel or financial advisors retained by Vendor in connection with any adjustment to the Preliminary Net Working Capital Amount contemplated by this
               Section 3.3, reasonable access during normal business hours to all the properties, Contracts, personnel and Books and Records of the Corporation and the Subsidiaries and work papers relevant to the adjustment contemplated by this Section 3.3.

                                   ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF VENDOR

         Vendor represents and warrants to Purchaser the matters set out below:

4.1      Incorporation and Registration

          (a) Unocal Canada Limited is a corporation continued and existing under the ABCA and Unocal Canada Alberta Hub Limited is a corporation incorporated and existing under the ABCA. Each of Unocal Canada Limited and Unocal Canada Alberta Hub Limited is current in the filing of all necessary corporate returns under the ABCA.

          (b) The Corporation and each of the Corporate Subsidiaries set forth in Part 1 of Schedule 4.4(c) is a corporation incorporated and existing under the ABCA, is current in the filing of all necessary corporate returns under the ABCA and has all necessary corporate power and capacity to own and lease the Assets owned and leased by it and to carry on its Business as presently conducted.

          (c) The Corporate Subsidiary set forth in Part 2 of Schedule 4.4(c) is an unlimited liability company existing under the laws of Nova Scotia, is current in the filing of all necessary company returns and has all necessary corporate power and capacity to own and lease the Assets owned and leased by it and to carry on its Business as now conducted.

          (d) Each of the Partnership Subsidiaries other than Bennett Energy and Tethys Energy Partnership (which are formed pursuant to the laws of Utah and Bermuda, respectively) is a general partnership formed pursuant to the Partnership Act (Alberta), each of the Partnership Subsidiaries is validly existing under the laws of its jurisdiction of formation and each of the Partnership Subsidiaries is duly organized and has all necessary partnership power and authority to own and lease the Assets owned and leased by it and to carry on its Business as presently conducted.

          (e) Neither the nature of the Business nor the locations or character of the Assets owned or leased by the Corporation or any of the Subsidiaries requires the Corporation or any of the Subsidiaries to be registered, licensed or otherwise qualified as an extra-provincial or foreign corporation in any jurisdiction where they are not so registered, licensed or qualified except for any registration, licence or qualification in any jurisdiction where the sole reason for that registration, licence or qualification is the ownership by the Corporation or a Corporate Subsidiary of its interest in the Partnership Subsidiary that is carrying on business in that jurisdiction.

          (f)  The  Corporation  and  each  of the  Subsidiaries  is a  "private issuer" as defined in  Multilateral  Instrument  45-103  "Capital
               Raising Exemptions" adopted by, among others, the Alberta Securities Commission.

4.2      Right to Sell

          (a) Vendor is the sole registered and beneficial owner of the Purchased Shares with good legal and beneficial title thereto, free and clear of all Encumbrances and adverse claims other than restrictions on transfers and permitted number of beneficial owners set out in the articles of incorporation of the Corporation and any Encumbrances arising out of any action taken by, or in favour of, Purchaser.

          (b) Vendor has the exclusive right to sell, assign and transfer the Purchased Shares as provided in this Agreement.

          (c) At the Closing Time any restrictions on transfers of the Purchased Shares that are set out in the articles of incorporation of the Corporation will have been complied with so as to permit the transfer of the Purchased Shares to Purchaser.

          (d) On the completion of the Purchase, Purchaser shall acquire from Vendor good legal and beneficial title to the Purchased Shares, free and clear of any Encumbrances and adverse claims, except restrictions on transfers and permitted number of beneficial owners set out in the articles of incorporation of the Corporation and any Encumbrances arising out of any action taken by, or in favour of, Purchaser.

          (e) There is no contract, option or other right binding on Vendor or which may become binding on Vendor to sell, assign or transfer the Purchased Shares or the shares, partnership units or other equity interests of the Subsidiaries, other than pursuant to this Agreement.

4.3      Capitalization

          (a) The authorized capital of the Corporation consists of an unlimited number of Class A Common Shares, an unlimited number of Class B Common Shares and an unlimited number of Class A Preferred Shares of which the following are issued and outstanding:

               Shareholder                Class A     Class B        Class A
                                           Common     Common        Preferred
               -------------------------  -------   ----------   ---------------
               Unocal Canada Limited      731,659   62,886,476   5,000, less the
                                                                       number of
                                                                       Preferred
                                                                    Shares to be
                                                                        redeemed
                                                                     pursuant to
                                                                  Section 9.4(b)
                                                                on or before the
                                                                    Closing Date
               Unocal Canada Alberta       29,588
               Hub Limited

          (b) The authorized capital of Northrock Energy Ltd. consists of an unlimited number of common shares and the authorized capital of 832507 Alberta Ltd. consists of an unlimited number of Class "A", "B", "C", "D", "E", "F", "G", "H" and "I" shares.

4.4      Corporation and Subsidiaries

          (a) The only Persons in which the Corporation holds shares, units, partnership interests or other securities are the Subsidiaries.

          (b) The Corporation is the sole registered and beneficial owner of all of the issued and outstanding shares of the Corporate Subsidiaries set forth in Part 1 of Schedule 4.4(c) and the Corporation and/or one or more of the Subsidiaries are the sole owners of the shares of each of the Corporate Subsidiaries set forth in Part 2 of Schedule 4.4(c) and the units of or partnership interests in each of the Partnership Subsidiaries set forth in Part 3 of Schedule 4.4(c).

          (c)  The  ownership  of the  Subsidiaries  is set  forth  in  Schedule
               4.4(c).

          (d) Each of the shares, units and partnership interests referred to in Section 4.4(b) are free and clear of all Encumbrances other than restrictions on transfers and permitted number of beneficial owners set out in the articles of incorporation of the Corporate Subsidiaries or in the applicable partnership agreement in respect of a Partnership Subsidiary and any Encumbrances arising out of any action taken by, or in favour of, Purchaser.

          (e) All of the Purchased Shares and all of the issued and outstanding shares of the Corporate Subsidiaries and the units of or the partnership interests in the Partnership Subsidiaries, as applicable, have been duly and validly issued and are outstanding as fully paid and non-assessable shares, units or partnership interests, as applicable.

          (f) No options, warrants, pre-emptive rights, commitments, subscriptions or other rights to purchase issued or unissued shares or other securities of the Corporation or any of the Corporate Subsidiaries or units of or partnership interests in any of the Partnership Subsidiaries, or create any additional class of shares, and no securities or obligations convertible into or exchangeable for shares or other securities of or units of or partnership interests in any of the Corporation or any of the Subsidiaries, have been issued, granted, authorized, allotted or agreed to be issued or are outstanding other than:

               (i) in the case of the Purchased Shares, rights in favour of Purchaser pursuant to this Agreement; and

               (ii) options to purchase the Corporation's  Class B Common Shares
                    pursuant  to  the  Northrock   Resources  Ltd.  Amended  and
                    Restated June 2000 Stock Option Plan, which options will expire and be of no further force or effect on the Closing.

4.5      Due Authorization

          (a) Vendor has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement.

          (b) The execution and delivery of this Agreement, the completion of the Purchase and the performance of Vendor's obligations under this Agreement have been duly authorized by all necessary corporate action on the part of Vendor.

          (c) Except as provided in Schedule 4.5(c), the execution and delivery of this Agreement, the completion of the Purchase and the performance of Vendor's obligations under this Agreement will not conflict with or result in the violation or breach of, or render Vendor in default of, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of:

               (i)  any provision of Vendor's constating documents;

               (ii) any  Contract to which  Vendor is a party or by which Vendor is bound that is Material; or

               (iii) any Applicable Laws or licences applicable to Vendor.

          (d) No Encumbrances, rights of first refusal or preferential rights to purchase will be created or triggered by, and no material consent or approval of any third party will be required in conjunction with the execution, delivery or performance of obligations under this Agreement by Vendor except in favour of Purchaser and except for the Required Approvals.

          (e) Except as provided in Schedule 4.5(e), the execution and delivery of this Agreement, the completion of the Purchase and the performance of Vendor's obligations under this Agreement will not result in any "change of control" or similar event or circumstance under the terms of any Contract to which the Corporation or any Subsidiary is a party that is Material.

4.6      Residence of Vendor

         Vendor is not a non-resident of Canada for the purposes of the Tax Act.

4.7      Enforceability of Obligations

         This Agreement constitutes a legal, valid and binding obligation of Vendor, enforceable against Vendor in accordance with its terms, subject to bankruptcy, winding-up, insolvency, moratorium, arrangement, reorganization and other similar laws affecting creditors' rights generally, and to general principles of equity.

4.8      No Advisors or Consultants

         Neither the Corporation nor any Subsidiary has employed, or is subject to the valid Claim of, any advisor, finder, consultant or other similar intermediary in connection with the Purchase who will be entitled to a fee, commission or other similar payment contingent on the completion of the Purchase. Vendor is solely responsible for any fee, commission or other payment that may be due to Vendor's Investment Bankers and other advisors in connection with the Purchase.

4.9      Government Authorizations

         No material Government Authorizations are required on the part of Vendor or Unocal in connection with the Purchase or the performance of its other obligations under this Agreement except for those set forth in Schedule 4.9.

4.10     Benefit Plans and Labour Matters

          (a) Except as disclosed in Schedule 4.10, neither the Corporation nor any of the Subsidiaries:

               (i) is a party to or bound by or subject to any agreement or arrangement with respect to Benefit Plans;

               (ii) is in arrears for any payment,  contribution  or  assessment required to be made by it pursuant to any Benefit Plans set out in Schedule 4.10;

               (iii) is a party  to or  bound by or  subject  to any  collective bargaining agreement or arrangement with any labour union or employee association; or

               (iv) is a  party  to  or  bound  by or  subject  to  any  written employment agreement, written or oral, consulting or service agreement with or respecting its Employees.

          (b) No collective bargaining agreement is currently being negotiated by the Corporation or any of its Subsidiaries with respect to any Employee. There are no certification proceedings outstanding in respect of the Employees and, to the knowledge of Vendor, there are no attempts to organize or certify any of the Employees. There is no current or pending labour strike, dispute, work slowdown or work stoppage against the Corporation or any of its Subsidiaries or, to the knowledge of Vendor, threatened against the Corporation or any of its Subsidiaries. To the knowledge of Vendor, no trade union or employee association has applied to have the Corporation or any of its Subsidiaries declared a related or successor employer pursuant to any Applicable Law.

          (c) To the knowledge of Vendor, neither the Corporation nor any of its Subsidiaries has committed any unfair labour practices. No unfair labour practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of Vendor, threatened against the Corporation or any of its Subsidiaries.

          (d) All Benefit Plans have been administered by the Corporation or any of its Subsidiaries in material compliance with Applicable Laws and their respective terms. No promises have been made in respect of changes to any of the Benefit Plans, other than those that are set out in the current texts of the Benefit Plans. No Pension Plan is a multi-employer pension plan as that term is defined in pension benefits legislation. Neither the Corporation nor any of its Subsidiaries has ever sponsored or participated in a Pension Plan that is a registered pension plan.

4.11     Financial Statements

         The Unaudited Financial Statements are, and the Audited Financial Statements delivered pursuant to Section 9.14 will be:

          (a)  complete and accurate in all material respects;

          (b)  in accordance with the Books and Records; and

          (c)  prepared  in  accordance  with  generally   accepted   accounting
               principles consistently applied during the periods involved;

and fairly present or, with respect to the Audited Financial Statements, will fairly present in all material respects the consolidated financial position of the Corporation and the Subsidiaries as of the dates thereof and the consolidated results of their operations and their cash flows for the periods then ended.

4.12     Distributions

         No Distributions have been made from or after the Working Capital Date, except for cash Distributions as may be set forth in the statement to be provided pursuant to Section 3.3(a).

4.13     Business Carried on in the Ordinary Course

         Since December 31, 2004:

          (a) the Business has been carried on in the Ordinary Course except with respect to the sale process commenced by the Corporation as set out in the Information Memorandum; and

          (b) other than as set forth in Schedule 4.17, the Business has been conducted in material compliance with all Applicable Laws.

4.14     Environmental Matters

          (a) On or before the Closing Time, Vendor shall provide or cause to be provided or made available to Purchaser all Environmental Documentation in the possession or control of Vendor or the Corporation or any of the Subsidiaries in respect of the Business or the Assets produced for or received by Vendor, the Corporation or the Subsidiaries since June 1, 2000. To Vendor's knowledge, except as described in Schedule 4.14, there are no Material Environmental Liabilities that have occurred since June 1, 2000 that have not been remedied.

          (b) Except as set out in Schedule 4.14, neither the Corporation nor any Subsidiary has received:

               (i) any Environmental Order which relates to Environmental Liabilities and which requires any work, repairs, construction or capital expenditures which is outstanding, where that Environmental Order has not been complied with in all material respects; or

               (ii) any demand or notice  issued  with  respect to the breach of
                    Environmental   Laws,   which   demand  or  notice   remains
                    outstanding.

          (c) Without limitation of any other provisions of this Agreement, except as specifically set forth in this Section 4.14, Vendor makes no representations or warranties with respect to the extent of any existing or future liability relating to any Environmental Matter, Environmental Liability or the application of any Environmental Laws, including in respect of or relating to Hazardous Substances.

4.15     Assets

          (a) Vendor does not warrant title to the Assets, but does warrant that, to Vendor's knowledge, the interests of the Corporation and the Subsidiaries in and to the Assets are now, and will be at Closing Date, free and clear of all Encumbrances created by, through or under Vendor, the Corporation or the Subsidiaries or of which Vendor is aware other than:

               (i)  Permitted Encumbrances; and

               (ii) other  restrictions  on transfers  and  permitted  number of beneficial owners set out in the constating documents of the Corporation and the Subsidiaries.

          (b)  Neither the Corporation nor any of the Subsidiaries:

               (i)  is in default or will be in default on the completion of the
                    Purchase  under  any  Material   Contract  or,  to  Vendor's
                    knowledge, any Title and Operating Document; or

               (ii) has failed to comply with,  perform,  observe or satisfy, in any material respect, any term, condition, obligation or liability which has heretofore arisen under the provisions of any Material Contract or any Title and Operating Document;

               which defaults or failures could reasonably be expected to have a Material Adverse Effect.

          (c) Except as described in Schedule 4.15(c), neither the Corporation nor any Subsidiary has received notice of default under, and none of them is to Vendor's knowledge in default under, any obligation, agreement or document or under any order, writ, injunction or decree of any Government Authority, nor is the Corporation or any Subsidiary to Vendor's knowledge in breach of any Applicable Laws which could reasonably be expected to have a Material Adverse Effect.

          (d) Except as described in Schedule 4.15(d) or relating to Environmental Matters disclosed in accordance with Section 4.14 prior to the date hereof, no action before any Government Authority has been commenced or, to Vendor's knowledge, is threatened, against the Corporation or any Subsidiary which could reasonably be expected to have a Material Adverse Effect.

          (e) Except as set forth in Schedule 4.15(e) and except for operating costs incurred in the Ordinary Course of the Business, there are no outstanding authorizations for expenditure or other financial commitments respecting the Assets which are due as at the date hereof pursuant to which individual expenditures of greater than $100,000 may be required by the Corporation or any Subsidiary after the Closing Date.

          (f) To Vendor's knowledge, all ad valorem, property, royalties, production, severance and similar Taxes based on or measured by the ownership of the Assets, the production of Petroleum Substances from the Assets or the receipt of proceeds therefrom have been paid and discharged.

          (g) Without limiting the generality of the foregoing provisions of this Section 4.15, except for agreements that can be terminated without penalty on notice of 90 days or less or as set out in
               Schedule 4.15(g), neither the Corporation nor any of the Subsidiaries is a party to or bound by any Material:

               (i)  contracts for the sale of Petroleum Substances;

               (ii) gas balancing or similar agreements  pertaining to Petroleum
                    Substances;

               (iii) agreements for the  transportation,  processing or disposal of Petroleum Substances other than Title and Operating Documents; or

               (iv) take or pay arrangements;

               relating to the Assets.

          (h) The Corporation and the Subsidiaries are not party to any Futures Transactions, either as principal or surety.

          (i) After Closing there are no support agreements or other services, personnel, assets or facilities that need to be provided by Vendor or any of its Affiliates in order for the Corporation and the Subsidiaries to be able to conduct the Business substantially in the manner as presently conducted; and no such agreements will exist, it being acknowledged by Purchaser that Vendor's Insurance and the Marketing Agreement, will both terminate on Closing.

4.16     Material Obligations

          (a) Neither the Corporation nor any Subsidiary is a party to or bound by any agreement of any nature to acquire any shares or other securities of any corporation, partnership interests in any partnerships or any other equity interests or to merge or consolidate with any other entity, to sell or acquire any assets having a fair market value in excess of $10,000,000 or to acquire, capitalize or invest in any business.

          (b)  Neither  the   Corporation   nor  any  Subsidiary  has  currently
               guaranteed, endorsed, assumed or indemnified, contingently or otherwise, the obligations or indebtedness of any Person except:

               (i)  in the Ordinary Course of the Business;

               (ii) pursuant to the Title and Operating Documents; and

               (iii) pursuant to the Banking  Facilities to be cancelled or from which the Corporation and any Subsidiary will be released on or before Closing.

          (c) There exists no shareholder or other agreement which affects the transferability of the Purchased Shares and none of the Corporation, any Subsidiary or Vendor is a party to any voting trust agreement, unanimous shareholder agreement, share pooling agreement, or other Contract, commitment, plan, or understanding restricting or otherwise relating to voting or dividend rights with respect to the Purchased Shares.

          (d) Neither the Corporation nor any of the Subsidiaries will have any indebtedness for borrowed money at the Closing Time.

          (e) Neither the Corporation nor any of the Subsidiaries will have any Liabilities at the Closing Time that are Material, whether those Liabilities are absolute or contingent, other than:

               (i)  Environmental Liabilities;

               (ii) Liabilities  under  the Title and  Operating  Documents  and under the Material Contracts listed in Schedule 4.16;

               (iii) Liabilities  incurred or arising in the Ordinary  Course of the Business (including Liabilities arising in the Ordinary Course of the Business for Taxes);

               (iv) Liabilities  described  or  referred  to  in  the  Unaudited
                    Financial Statements; and

               (v)  Liabilities described or referred to in Schedule 4.16 and in
                    the  other   Schedules  to  this  Agreement   including  the
                    commitments described in Schedule 4.15(e);

               and at the Closing Time no Person will hold any power of attorney from the Corporation or a Subsidiary other than powers of attorney granted by a Subsidiary to the Corporation or another Subsidiary or as may have been provided under the Title and Operating Documents in the Ordinary Course of the Business.

4.17     Litigation

          (a) Schedule 4.17 sets forth a list of open litigation Claims (including those which are the subject of arbitration and, to Vendor's knowledge, any threatened Claims) which, as of the date of this Agreement, have been duly served on the Corporation or any of the Subsidiaries where the amounts claimed exceeds or could reasonably be expected to exceed $500,000. Vendor makes no representations or warranties with respect to validity or effect of any of those Claims.

          (b) Except as set forth in Schedule 4.17, there are no unsatisfied judgments against the Corporation or any Subsidiary or any consent decrees or injunctions to which the Corporation or Subsidiary is subject.

4.18     Intellectual Property

         As of the date of this Agreement, Schedule 4.18 sets forth and describes all material Intellectual Property used in whole or part in the Business and specifies, for each item, whether the Intellectual Property is owned by the Corporation or a Subsidiary, or whether the Intellectual Property is used by the Corporation or a Subsidiary under a license agreement or other arrangement with another Person.

4.19     Taxes

          (a) Vendor has caused the Corporation and the Subsidiaries to duly and timely:

               (i) file all Tax Returns required to be filed by them prior to the date hereof and, those Tax Returns are true, complete and accurate in all material respects;

               (ii) pay all Taxes  (including  instalments)  due and  payable by them prior to the date hereof; and

               (iii) collect or withhold and remit to the appropriate Government
                    Authorities all Taxes required to be collected or withheld by them;

               and except as provided in Schedule 4.19(a) there are no Claims pending or, to Vendor's knowledge, threatened by any Government Authority against the Corporation or any Subsidiary in respect of Taxes.

          (b) Except as provided in Schedule 4.19(a) and Schedule 4.19(h), neither the Corporation nor any Subsidiary has entered into any agreement, waiver or other arrangement with any Government Authority respecting Taxes payable by them or Tax Returns required to be filed by them.

          (c) The Corporation and each of the Corporate Subsidiaries are taxable Canadian corporations (as defined in the Tax Act); and each of the Partnership Subsidiaries is a Canadian partnership (as defined in the Tax Act) except for Tethys Energy Partnership and Bennett Energy.

          (d) The Corporation and each of the Subsidiaries are duly registered under Subdivision (d) of Division V of Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax.

          (e) Except as provided in Schedule 4.19(a), there are no matters under audit or appeal with any Government Authority relating to Taxes of the Corporation or any of the Subsidiaries.

          (f)  None of Section 78, 80, 80.01,  80.02,  80.03 or 80.04 of the Tax
               Act or any equivalent provision of the Tax legislation of any of the provinces or any other jurisdiction, have applied or will apply to any of the Corporation or the Subsidiaries at any time up to and including the Closing Date.

          (g) None of the Corporations or the Subsidiaries has acquired property from a non-arm's length Person, within the meaning of the Tax Act, for consideration, the value of which is less than the fair market value of the property acquired in circumstances which would subject it to a liability under section 160 of the Tax Act.

          (h) For all transactions between any of the Corporation and the Subsidiaries and any non-resident Person with whom any of them was not dealing at arm's length during a taxation year ending on or before the Closing Date, each has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to
               (c) of the Tax Act.

          (i) The taxation year end of each of the Corporation and the Corporate Subsidiaries is as follows with respect to:

               (i)  the Corporation, December 31;

               (ii) Northrock Energy Ltd., December 31;

               (iii) 832507 Alberta Ltd., December 31; and

               (iv) 3094725 Nova Scotia Company, to be selected.

               The fiscal period end of each of the Partnership Subsidiaries is as follows with respect to:

               (i)  Northrock Resources Partnership, January 1;

               (ii) Tethys Energy Partnership, January 31;

               (iii) Bennett Energy Partnership, September 14; and

               (iv) each of Northrock Resources  (Southern  Alberta),  Northrock
                    Resources (Northern Alberta and B.C.), Northrock Resources (West Central Alberta), Northrock Resources (NWT), Northrock Resources (SW Sask) and Northrock Resources (SE Sask), to be selected.

          (j) Neither the Corporation nor any of the Subsidiaries has an obligation to file on or before the Closing Date any Tax Return required to be made, prepared or filed under the laws of any jurisdiction other than Canada in respect of any Taxes or will be obligated to file any such Tax Return after the Closing Date as a result of Assets owned or activities conducted on or before the Closing Date.

          (k) Except as provided in Schedule 4.19(h), no election pursuant to U.S. Treasury Regulations Section 301.7701-3 has been made with respect to the Corporation or any of the Subsidiaries.

          (l) Except as provided in Schedule 4.19(i), none of the Corporation or any of the Subsidiaries at any time during 2005 and on or before the Closing Date had or will have subpart F income, within the meaning of section 952 of the Code.

          (m) Except as provided in Schedule 4.19(j), none of the Corporation or any of the Subsidiaries at any time during 2005 and on or before the Closing Date owned or will own any United States property, within the meaning of section 956 of the Code.

          (n) Neither the Corporation nor any of the Subsidiaries owns any United States real property interest, within the meaning of section 897(c)(1)(A) of the Code.

          (o) Neither the Corporation nor any of the Subsidiaries owns any Asset, gain on the sale of which would be effectively connected or treated as effectively connected with the conduct of a trade or business in the United States, within the meaning of section 882(b)(2) of the Code.

4.20     Absence of Certain Changes

         Except as disclosed to Purchaser in this Agreement or the Schedules to this Agreement, since December 31, 2004, there has not been:

          (a) any change in the financial condition, Assets, Business, operations or prospects of the Corporation and the Subsidiaries taken as a whole that has had a Material Adverse Effect, which change arose from developments specific to the Corporation or the Subsidiaries not generally affecting other entities similarly situated in the petroleum and natural gas industry in Canada;

          (b) any uninsured Damage or Destruction Event to any of the Assets that has had a Material Adverse Effect;

          (c)  other  than  as   contemplated   herein,   a  reduction   in  the
               Corporation's or any of the Subsidiaries' stated capital, as applicable; and

          (d) any bonus or similar payment not in the Ordinary Course of Business that has been authorized or paid to any officer or director of the Corporation or the Subsidiaries in excess of $100,000 per officer or director or in the aggregate for all officers and directors, $1,000,000.

4.21     Certain Contracts, Agreements, Plans and Commitments

         Other than in respect of the Title and Operating Documents and the agreements required to be disclosed on a Schedule to this Agreement, Schedule
4.16 is a complete and correct list of all Material Contracts to which the Corporation or any of the Subsidiaries is a party or by which it is bound, or to which any of them adhere or in which any of them participates (complete and correct copies of descriptions of each of which, as in effect on the date hereof, have been made available to Purchaser), including:

          (a)  any  written   agreements  that  contain  any  Liability  of  the
               Corporation  or  any  Subsidiary   after  the  Closing  Date  for
               severance pay or any Liabilities in respect of termination or severance of employment;

          (b) any contract or agreement under which the Corporation or any Subsidiary has outstanding indebtedness for borrowed money or the deferred purchase price of property in an amount which is in the aggregate in excess of $1,000,000 or has the obligation to incur any such indebtedness;

          (c) any guarantee or surety entered into by the Corporation or any Subsidiary that continues after Closing;

          (d) any confidentiality or non-competition agreement outside the Ordinary Course of Business which materially restricts the right of the Corporation or any Subsidiary to continue the Business as currently conducted after Closing; and

          (e) any lease or sublease entered into by the Corporation or any Subsidiary for office space.

4.22     Resource Pools and Undepreciated Capital Cost Balances

         The information concerning the estimated Resource Pools and Undepreciated Capital Cost balances with respect to the Corporation and the Subsidiaries, as at January 1, 2005, is set forth in Schedule 4.22. The Corporation and the Subsidiaries will not claim or renounce amounts in respect of the Resource Pools or Undepreciated Capital Cost balances prior to Closing except to reduce income for tax purposes of the Corporation and the Corporate Subsidiaries for their taxation years ending immediately before the Closing Date or as permitted by Section 11.1(d) or Section 11.2(a).

4.23     Operation of Assets

          (a) Except as provided in Schedule 4.23, to Vendor's knowledge, neither the Corporation nor any of the Subsidiaries are party to a Contract containing area of mutual interest or area of exclusion provisions applicable to or binding on the Corporation or the Subsidiaries that Materially restricts the right of the Corporation or any Subsidiary to continue the Business as currently conducted after Closing.

          (b) No officer, director or consultant of the Corporation or any of the Subsidiaries, any associate or Affiliate of any such person or any party not at arm's length to the Corporation will own or will have or be entitled to any royalty, net profits interest, carried interest or other encumbrance of any nature whatsoever which are based on production from the Assets or any revenue or rights attributed thereto.

          (c) To Vendor's knowledge, since June 2000, all operations in respect of the Assets have been conducted in accordance with good oilfield practices in Canada in effect at the time that the operations were conducted.

          (d) The Corporation and the Subsidiaries have obtained all material permits, licenses and other authorizations which are required under Applicable Law to own or operate the Assets.

4.24     Minute Books

         The minute books of the Corporation and the Subsidiaries are complete and correct in all material respects with respect to all significant resolutions of the directors and shareholders.

4.25     Corporate Registers

         The register of shareholders, register of partners and register of transfers of the Corporation and the Subsidiaries contained in their respective minute books are complete and accurate in all material respects since the later of June 1, 2000 or the date that the applicable Subsidiary was incorporated or formed.

4.26     Books and Records and Internal Controls

          (a) As of December 31, 2004, the Corporation and the Subsidiaries existing at that date each have in place:

               (i) the "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act);

               (ii) a process of "internal control over financial reporting" (as defined in Rules  13a-15(f)  and  15d-15(f)  of the Exchange
                    Act); and

               (iii) a system of internal accounting controls;

               in each case as required in order for Unocal to comply with the requirements of the Exchange Act and the United States Sarbanes-Oxley Act of 2002, including Section 13(b)(2)(B) under the Exchange Act and the certification requirements of Sections 302 and 906 of the United States Sarbanes -Oxley Act of 2002.

          (b) The Corporation and the Subsidiaries make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect their transactions and dispositions.

4.27     SMOG Run

         The SMOG Run complies in all material respects with the applicable requirements of federal securities laws of the United States, including Regulation S-X promulgated by the SEC and Industry Guide 2 under the Securities Act of 1933.

4.28     Hart Scott Rodino Information

         Neither the Corporation nor any of the Subsidiaries has assets in the United States of a value of US $53,000,000 or greater nor have they individually or collectively made direct sales to any Persons in the United States of a value of US $53,000,000 or greater in the last two years.

                                   ARTICLE 5
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to Vendor the matters set out below:

5.1      Incorporation

         Purchaser is a duly incorporated unlimited liability corporation and validly existing under the laws of Alberta.

5.2      Due Authorization

          (a) Purchaser has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement.

          (b) The execution and delivery of this Agreement and the completion of the Purchase and the performance of Purchaser's obligations under this Agreement have been duly authorized by all necessary corporate action on the part of Purchaser.

          (c) None of the execution and delivery of this Agreement, the completion of the Purchase and the performance of Purchaser's obligations under this Agreement will conflict with or result in the violation or breach of or render Purchaser in default of, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of:

               (i)  any provisions of the constating documents of Purchaser;

               (ii) any  Contract  to  which  Purchaser  is a party  or by which
                    Purchaser is bound that is material to the business of Purchaser; or

               (iii) any Applicable Laws or licences applicable to Purchaser.

5.3      Enforceability of Obligations

         This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to bankruptcy, winding-up, insolvency, moratorium, arrangement, reorganization and other similar laws affecting creditors' rights generally, and to general principles of equity.

5.4      Investment Canada

         Purchaser is a "WTO Investor" within the meaning of the Investment Canada Act and shall comply with that act.

5.5      Authorizations

         Assuming the accuracy of Section 4.28, no material Government Authorizations are required on the part of Purchaser or Pogo in connection with the Purchase or the performance of its other obligations under this Agreement except for those set forth in Schedule 5.5.

5.6      Financing

         Purchaser has received and delivered to Vendor a true and complete copy of the commitment letter from Goldman Sachs Credit Partners L.P. to Pogo dated July 5, 2005 that relates to the provision of all of the financing required by Purchaser in connection with the Purchase contemplated by this Agreement, and all agreements, arrangements or undertakings related to that commitment letter to which Purchaser, Pogo or any of their Affiliates is a party and all schedules, annexes, exhibits or other attachments to any thereof, other than those documents relating solely to fee arrangements in connection with that letter (collectively, the "Goldman Sachs Commitment"). For greater certainty, the documents relating solely to fee arrangements do not contain any conditions precedent relating to the provision of the financing referred to in the Goldman Sachs Commitment. The Goldman Sachs Commitment is in effect and neither Purchaser nor Pogo has agreed to any material amendment or modification thereof that would adversely affect Purchaser's ability to obtain financing as contemplated thereby and neither Purchaser nor Pogo is in material breach or default thereunder. Purchaser or Pogo is in a position to satisfy all conditions to advances under the Goldman Sachs Commitment to the extent such conditions are within their control. The aggregate proceeds of the financings to which the Goldman Sachs Commitment relates are, together with available funds of Purchaser (details in respect of which have been delivered by Purchaser to Vendor), sufficient to pay the Purchase Price, as it may be adjusted pursuant to this Agreement.

5.7      Brokers

         Purchaser has not incurred any liability or obligation for any brokerage fees, commissions, finders' fees or similar compensation with respect to this Agreement or the transactions contemplated hereby for which Vendor will be liable.

5.8      Purchaser as Principal

         Purchaser is acquiring the Purchased Shares, in its capacity as principal, and is not purchasing those Purchased Shares for the purpose of resale or distribution to a third party.

                                   ARTICLE 6
                      REGARDING REPRESENTATIONS, WARRANTIES
                                  AND COVENANTS

6.1      Materiality
         Purchaser may not refuse to complete the Purchase on the basis of any representations or warranties by Vendor in this Agreement being incorrect or inaccurate, or any covenants of Vendor being breached, unless, as a result thereof:

          (a) there occurs or could reasonably be expected to occur a reduction in the fair market value of the Purchased Shares or the Assets in excess of $3,000,000 in the case of any single incorrect or inaccurate representation or warranty or breach of a covenant (a "Material Claim") for any reason including:

               (i) a diminution in the fair market value of the Assets (including as a result of the loss of any Assets, title defects in relation to such Assets, the impairment or loss of interests in any Assets or the forfeiture or non-existence of any Assets);

               (ii) an increase in the amount of Liabilities of the  Corporation and the Subsidiaries (on a consolidated basis);

               (iii) the  Corporation  and the  Subsidiaries  (on a consolidated basis) being unable to operate the Business after the Closing Date on substantially the same basis as the Corporation and the Subsidiaries (on a consolidated basis) operated the Business before the Closing Date; or

               (iv) (without duplication) a combination of the foregoing;

               and the aggregate amount of all Material Claims of Purchaser exceeds $300,000,000 and those inaccuracies or breaches have not been cured before the Closing Time; or

          (b) Purchaser would be unable to complete the Purchase substantially in accordance with the provisions of this Agreement.

         For purposes of this Section 6.1, any applicable representation and warranty or covenant of Vendor shall be deemed not to be qualified by any reference in the text thereof to Material or to a Material Adverse Effect.

6.2 Nature of Survival of Vendor's Representations, Warranties, Covenants and Indemnities and Limitations on Claims

          (a) The representations and warranties of Vendor set forth in Article 4 shall survive the Closing for the benefit of Purchaser for a period of eighteen months from the Closing, after which time Purchaser shall not be entitled to advance, make or bring any Claims whatsoever against Vendor with respect to those representations and warranties, or any indemnities relating thereto; provided that notwithstanding the foregoing:

               (i)  the  representations  and  warranties  in  Section  4.2  and
                    Section 4.4 and the indemnities related thereto shall survive for an indefinite period from the Closing; and

               (ii) the  representations  and warranties in Section 4.19 and the indemnities related thereto (including the indemnities in Article 11 shall continue in full force and effect for the benefit of Purchaser until 120 days after the later of:

                    (A) the last date on which an assessment or reassessment for Taxes under the Tax Act or under any other Applicable Laws imposing Taxes can be made against the Corporation or the Subsidiaries in respect of the dates or periods covered by those representations and warranties; and

                    (B) the date on which the period for an appeal from an assessment, reassessment or other determination of those Taxes, or decision of a court or other competent tribunal in respect thereof may be filed has expired and that appeal has not been filed.

          (b) Purchaser shall not be entitled to make any Claim under this Agreement unless each such Claim is in excess of $2,000,000 in the case of any single incorrect or inaccurate representation or warranty or breach of a covenant and the aggregate amount of all of those Claims as a result of all incorrect or inaccurate representations and warranties and the breaches of all covenants of Vendor contained in this Agreement (including any Claims for indemnity arising out of those incorrect or inaccurate representations or warranties and those breaches of covenants) is equal to or greater than $50,000,000, in which case Purchaser will be entitled (subject to Section 6.2(c)) to recover all Losses of Purchaser related to those Claims. For purposes of this
               Section  6.2(b),  including  any  applicable  Claims  pursuant to
               Article 10, after Closing any applicable representation and warranty or covenant of Vendor shall be deemed not to be qualified by any reference in the text thereof to Material or to a Material Adverse Effect and Vendor's representation and warranty in Section 4.15(a) shall not be deemed not to be qualified by any reference in the text thereof to "to Vendor's knowledge" or words to that effect.

               The foregoing dollar minimums in this Section 6.2(b) shall not apply to any Claims in respect of inaccurate or incorrect representations and warranties or breaches of covenants in
               Section  4.2,  Section  4.4,  Section  4.12,  Section  4.16(d) or
               Section 4.19 nor shall they apply to amounts owing to Purchaser or the Corporation pursuant to Section 3.3 or Section 9.11.

          (c) Notwithstanding any other provisions of this Agreement, the maximum cumulative Liability of Vendor in the aggregate in respect of all Material Claims regarding:

               (i)  incorrect or inaccurate  representations  and  warranties in
                    Section 4.2 or Section 4.4 (including on indemnities arising therefrom) will be limited to an amount not greater than the amount equal to the difference between the Purchase Price minus the amount of all Liabilities of Vendor referred to in
                    Section 6.2(c)(ii); and

               (ii) incorrect  or  inaccurate   representations  and  warranties
                    (other than those contained in Section 4.2 or Section 4.4) and breaches of covenants in this Agreement (including on indemnities arising therefrom) will be limited to US$450,000,000.

6.3 Nature of Survival of Purchaser's Representations, Warranties, Covenants and Indemnities

         The representations and warranties of Purchaser set forth in Article 5 shall survive the Closing for the benefit of Vendor for a period of eighteen months from the Closing, after which time Vendor shall not be entitled to advance, make or bring any Claims whatsoever against Purchaser with respect to those representations and warranties, or any other indemnities relating thereto.

6.4      No Consequential Damages

         Neither Party will, in any circumstances whatsoever, be liable under this Agreement to the other Party for indirect, incidental, consequential, exemplary or punitive damages, suffered, sustained, paid, incurred or claimed by the other Party or the other Party's Related Parties; provided that the foregoing does not restrict Purchaser after Closing from recovering damages (other than the foregoing kinds of damages) from Vendor for Losses suffered by the Corporation or any one or more of the Subsidiaries. However, nothing in this Agreement shall in any way limit the right of any Indemnified Person to be indemnified pursuant to Article 10 for any and all indirect, incidental, consequential, exemplary or punitive damages of every nature and kind whatsoever, including loss of profits and revenues, that are part of any Claim by a Person other than a Party to this Agreement or a Related Party.

6.5      No Other Representations, Warranties or Covenants of Vendor

         Purchaser acknowledges to, and agrees with, Vendor as follows:

          (a) Vendor makes no other representations, warranties, covenants or agreements to or with Purchaser except as expressly set forth in this Agreement, and this Agreement contains all the representations, warranties, covenants and agreements of Vendor relating to the Purchase, including with respect to the Corporation, the Subsidiaries, the Assets and the Business. No oral statements or representations (whether express or implied) by any Person (including any information contained in the Information Memorandum) have induced or influenced Purchaser to enter into this Agreement or to agree to any of its terms, or have been relied on in any way by Purchaser as being accurate or have been taken into account by Purchaser as being important to Purchaser's decision to enter into this Agreement or agree to any of its terms;

          (b) except as set forth in Article 4 and Article 9 of this Agreement, neither Vendor, the Corporation nor any Subsidiary nor anyone acting on any of their behalves (including any of their Related Parties) have made any representation, warranty, covenant or agreement whatsoever, either express or implied, with respect to the Corporation or any of the Subsidiaries, or their respective Assets, Liabilities or Business activities. Without limiting the foregoing provisions of this Section 6.5(b), no representation, warranty, covenant or agreement has been made by Vendor, the Corporation, any Subsidiary or any other such Person in relation to:

               (i) except for the representations and warranties expressly provided in Article 4, any data or information provided or made available to Purchaser by Vendor's Investment Bankers, on plant or site visits, in management presentations, in meetings with Vendor's management or employees or otherwise;

               (ii) the value of the Assets or the future cash flow therefrom;

               (iii) except   as   expressly   provided   in   Article   4,  the
                    Environmental condition of any Asset or any Environmental Liability;

               (iv) any engineering or geological information or interpretations thereof or any economic evaluations;

               (v) except as expressly provided in Article 4, title to the Assets;

               (vi) except as expressly  provided in Article 4,  Liabilities  or
                    Claims related to the Assets or any operations related to the Assets;

               (vii) the past,  present or future  exercise  of any  regulatory,
                    administrative   or   ministerial   discretion   under   any
                    Applicable Law;

               (viii)  the  past,   present  or  future   performance,   action,
                    operation, ownership or profitability of the oil and gas industry in western Canada;

               (ix) the   existence   of  any   present   or   future   business
                    opportunities of the Corporation or the Subsidiaries of any type whatsoever, including in respect of the oil and gas industry in western Canada; or

               (x) the state or condition of the Assets (which are acknowledged by Purchaser to be on an "as-is" basis), including the physical condition of the Assets or the fitness for a particular purpose thereof, or the merchantability, Environmental condition, existence of latent or patent defects, quality or other aspect or characteristic of the Assets;

               provided that nothing in this Section 6.5(b) shall be deemed to limit the scope or effect of the express provisions of
               Article 4 and Article 9;

          (c) Vendor has provided Purchaser with the opportunity to conduct all such enquiries, investigations and due diligence regarding the Corporation, the Subsidiaries, and the respective Assets, Liabilities and Business activities of the Corporation and the Subsidiaries and all such other matters as Purchaser considered necessary or desirable in connection with the completion of the Purchase in accordance with this Agreement, and Purchaser has entered into this Agreement as a result of its own due diligence, investigations, enquiries, advice and knowledge, and Purchaser assumes full business and financial risk in connection with the Purchase including the Assets and the Business;

          (d) Purchaser has knowledge and experience in the oil and gas industry generally, and is capable of evaluating the merits associated with entering into and performing its obligations under this Agreement; and

          (e) except for its rights under this Agreement and the Escrow Agreement, Purchaser hereby waives all rights and remedies (whether now existing or hereafter arising and including all common law, tort, contractual, equitable and statutory rights and remedies) against Vendor, the Corporation or any Subsidiary or anyone acting on any of their behalves in respect of the Purchased Shares, the Assets, the Business or any representations or statements made, or information or data furnished, to Purchaser or anyone acting on Purchaser's behalf in connection therewith or otherwise (whether made or furnished by or on behalf of Vendor and whether made or furnished orally or by electronic, faxed, written or other means): provided that nothing in this
               Section 6.5(e) shall be deemed to limit the scope or effect of the express provisions of Article 4 and Article 9.

6.6      No Other Representation, Warranties or Covenants of Purchaser

         Vendor acknowledges to, and agrees with, Purchaser as follows:

          (a) Purchaser makes no other representations, warranties, covenants or agreements to or with Vendor except as expressly set forth in this Agreement, and this Agreement contains all the representations, warranties, covenants and agreements of Purchaser relating to the Purchase. No other statements or representations (whether express or implied) by any Person have induced or influenced Vendor to enter into this Agreement or to agree to any of its terms, or have been relied on in any way by Vendor as being accurate or have been taken into account by Vendor as being important to Vendor's decision to enter into this Agreement or agree to any of its terms; and

          (b) except for its rights under this Agreement and the Escrow Agreement, Vendor hereby waives all rights and remedies (whether now existing or hereafter arising and including all common law, tort, contractual, equitable and statutory rights and remedies) against Purchaser, the Corporation or any Subsidiary or anyone acting on any of their behalves in respect of the Purchased Shares, the Assets, the Business or any representations or statements made, or information or data furnished, to Vendor or anyone acting on Vendor's behalf in connection therewith or otherwise (whether made or furnished by or on behalf of Purchaser and whether made or furnished orally or by electronic, faxed, written or other means); provided that nothing in this Section 6.6(b) shall be deemed to limit the scope or effect of the express provisions of Article 5 and Article 9.

6.7      Restrictions on Claims and Actions

         Without in any way restricting the provisions of Section 6.5, Purchaser acknowledges to and agrees with Vendor that Vendor will not be liable for, and Purchaser will not make or advance, any Claim to the extent that:

          (a) there may be any difference between the forecasts, projections or estimates of the quantities, values and other matters regarding the oil and gas reserves applicable to the Assets contained in the Reserves Report (US), the Reserves Report (Can) or other materials that may be prepared by Ryder Scott as compared to the estimates of those reserves contained in the SMOG Run or in Unocal's Regulation S-X filings with the SEC;

          (b) the Claim is based on any fact, matter or circumstance which, before the date of this Agreement, had been disclosed in writing to Purchaser or Purchaser's Representatives by Vendor, the Corporation, any Subsidiary or any Person acting on behalf of Vendor, the Corporation or any Subsidiary, including Vendor's Investment Bankers, Vendor's Counsel, or any officer, employee, agent, consultants or adviser of any of them;

          (c) provision has been made in the Unaudited Financial Statements for any fact, matter or circumstance on which the Claim is based;

          (d) the Claim is based on any risk (actual or potential), fact, matter or circumstance which was recorded on or referred to in the Personal Property Registries of British Columbia, Alberta, Saskatchewan and the Northwest Territories with respect to Vendor, the Corporation and the Subsidiaries, other than Northrock Resources (NWT) as at the date of this Agreement;

          (e) except as expressly provided in Article 4, the Claim is based on any forecasts, projections or estimates (including any contained in the Information Memorandum) as to the future of the Business (including any revenue or profits which may be derived from the Business) given by Vendor, the Corporation, any Subsidiary, any Person representing Vendor, the Corporation or any Subsidiary (including its directors, officers, employees, consultants, agents or advisors, including Vendor's Investment Bankers and Vendor's Counsel) to Purchaser or Purchaser's Representatives;

          (f) the circumstances giving rise to the Claim result in a savings in Taxes to Purchaser or any Affiliate of Purchaser (but only to the extent that such Claim would be reduced by the net present value of a Tax Benefit pursuant to Section 10.5(b) if Purchaser were entitled to indemnification for that Claim); or

          (g) the Claim is as a result of, in respect of or arises from any act, omission, transaction, fact, matter or circumstance which would not have occurred but for any Applicable Law not in force at the date of this Agreement or any change of any law or administrative practice of any Government Authority, including any such Applicable Law or change which takes effect retrospectively.

         All disclosures in writing by or on behalf of Vendor on or before the date of this Agreement, including those in this Agreement (including the Schedules to this Agreement), are to be taken as relating to each of Vendor's representations, warranties, covenants and agreements in this Agreement to the extent that the relationship is reasonably apparent, and to Vendor's indemnities provided in this Agreement.

                                   ARTICLE 7
                             PURCHASER'S CONDITIONS

         The obligation of Purchaser to complete the Purchase in accordance with this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions (collectively, the "Purchaser's Conditions") each of which is acknowledged to be inserted for the exclusive benefit of Purchaser and may be waived by Purchaser in whole or in part:

7.1      Correctness and Accuracy of Representations and Warranties

         The representations and warranties of Vendor contained in Article 4 shall be correct and accurate in all material respects as at the Closing Time with the same effect as if made at and as of the Closing Time (except to the extent those representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be correct and accurate in all material respects on and as of such earlier date, and except to the extent those representations and warranties are affected by actions or omissions consented to or waived by Purchaser), and Purchaser shall have received a certificate to that effect at or before the Closing Time from a Senior Officer of Vendor.

7.2      Performance of Obligations

         Vendor shall, at or before the Closing Time, have performed or complied with, in all material respects, all its obligations, covenants and agreements under this Agreement required to be performed or complied with by it prior to or on the Closing Time, and Purchaser shall have received a certificate to that effect at or before the Closing Time from a Senior Officer of Vendor.

7.3      Governmental Approvals, Consents, and Authorizations

          (a) The Required Approvals shall have been obtained and shall be in full force and effect.

          (b) All other Authorizations of any Government Authority required in connection with the completion of the Purchase in accordance with this Agreement shall have been obtained and be in full force and effect, other than any such Authorizations, the failure of which to obtain would not enjoin, materially restrict, prohibit or make illegal the Purchase.

          (c) There shall not be in effect any Applicable Law which enjoins, materially restricts, prohibits or makes illegal the Purchase, provided that all Authorizations from Government Authorities have been obtained.

7.4      Other Consents and Approvals

         All Authorizations (other than Authorizations from a Government Authority) required in connection with the completion of the Purchase in accordance with this Agreement shall have been obtained, other than those consents and approvals, the failure of which to obtain, individually or in the aggregate, would not enjoin, materially restrict, prohibit or make illegal the completion of the Purchase in accordance with this Agreement.

7.5      No Injunctions or Restraints

         No restraining order, injunction or other order or decree issued by any Government Authority of competent jurisdiction enjoining, restraining or otherwise preventing the completion of the Purchase in accordance with this Agreement shall be in effect; provided, however, that each of the Parties shall use commercially reasonable efforts to prevent the entry of any such restraining order, injunction or other order or decree and to cause any such restraining order, injunction or other order or decree that may be entered to be vacated or otherwise rendered of no effect.

7.6      Vendor's Closing Deliveries

          (a) At least three Business Days before the Closing Time Vendor shall deliver to Purchaser:

               (i) the statement referred to in Section 3.3(a) setting forth Vendor's estimate of the Preliminary Net Working Capital Amount and the amount of Distributions made during the Interim Period; and

               (ii) the list of bank accounts and safety  deposit boxes referred to in Section 9.18; and

          (b) At or before the Closing Time, Vendor shall have delivered to Purchaser the following, in form and substance satisfactory to Purchaser, acting reasonably:

               (i) share certificates representing the Purchased Shares, duly endorsed in blank for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed in blank, in either case by the holders of record, together with evidence satisfactory to Purchaser (acting reasonably) that Purchaser or its nominee(s) have been entered on the books of the Corporation as the registered holder of the Purchased Shares;

               (ii) certified copies of:

                    (A) the articles of incorporation and bylaws of Vendor, Unocal, the Corporation and each Subsidiary and the partnership agreements and other constating documents of the Subsidiary Partnerships and the partners thereof;

                    (B) all resolutions of the boards of directors of Vendor and Unocal and of the Corporation and a resolution of the shareholders of the Corporation approving the entering into and completion of the Purchase (in the case of Vendor) and the transfer of the Purchased Shares (in the case of the Corporation); and

                    (C) a list of the officers of Vendor and Unocal authorized to sign agreements, certificates, transfers and any other writings in respect of the Purchase, together with their specimen signatures;

               (iii) certificates  of status with  respect to Vendor and Unocal, the Corporation and each of the Corporate Subsidiaries, issued by the appropriate Government Authority;

               (iv) a certificate  confirming  the matters  described in Section
                    7.1 and Section 7.2;

               (v) an opinion of counsel to Vendor and counsel to Unocal as to the matters set forth in Schedule 7.6(e) which opinion regarding Unocal may be given by or in reliance on an opinion from in-house counsel of Unocal and may be subject to customary assumptions, qualifications and limitations. With respect to any factual matters relevant to the opinions, counsel may rely on certificates of a Senior Officer of Vendor and Unocal, as applicable;

               (vi) a duly  executed  resignation,  effective  as of the Closing
                    Time, of each director of the Corporation and of each of the Subsidiaries;

               (vii) a receipt  for  payment of the amount  provided  in Section
                    3.2(b);

               (viii) original  share books,  share ledgers and minute books and corporate seals and an undertaking from Vendor to deliver to Purchaser promptly after Closing all Books and Records; and

               (ix) any other documents  reasonably  required to be delivered by
                    Vendor to Purchaser at Closing Time pursuant to this Agreement.

                                   ARTICLE 8
                               VENDOR'S CONDITIONS

         The obligation of Vendor to complete the Purchase in accordance with this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions (collectively, the "Vendor's Conditions") each of which is acknowledged to be inserted for the exclusive benefit of Vendor and may be waived by Vendor in whole or in part:

8.1      Correctness and Accuracy of Representations and Warranties

         The representations and warranties of Purchaser contained in Article 5 shall be correct and accurate in all material respects as at the Closing Time with the same effect as if made at and as of the Closing Time (except to the extent those representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be correct and accurate in all material respects on and as of such earlier date, and except to the extent that such representations and warranties are affected by actions and omissions consented to or waived by Vendor), and Vendor shall have received a certificate to that effect at or before the Closing Time from a Senior Officer of Purchaser.

8.2      Performance of Obligations

         Purchaser shall, at or before the Closing Time, have performed or complied with, in all material respects, all its obligations, covenants and agreements under this Agreement required to be performed or complied with by it prior to or on the Closing Time, and Vendor shall have received a certificate to that effect at or before the Closing Time from a Senior Officer of Purchaser.

8.3      Governmental Approvals, Consents, and Authorizations

          (a) The Required Approvals shall have been obtained and shall be in full force and effect.

          (b) All other Authorizations of any Government Authority required in connection with the completion of the Purchase in accordance with this Agreement shall have been obtained and be in full force and effect, other than any such Authorizations, the failure of which to obtain would not enjoin, materially restrict, prohibit or make illegal the Purchase.

          (c) There shall not be in effect any Applicable Law which enjoins, materially restricts, prohibits or makes illegal the Purchase, provided that all Authorizations from Government Authorities have been obtained.

8.4      Other Consents and Approvals

         All Authorizations (other than Authorizations from a Government Authority) required in connection with the completion of the Purchase in accordance with this Agreement shall have been obtained, other than those consents and approvals, the failure of which to obtain, individually or in the aggregate, would not enjoin, materially restrict, prohibit or make illegal the completion of the Purchase in accordance with this Agreement.

8.5      No Injunctions or Restraints

         No restraining order, injunction or other order or decree issued by any Government Authority of competent jurisdiction enjoining, restraining or otherwise preventing the completion of the Purchase in accordance with this Agreement shall be in effect; provided, however, that each of the Parties shall use commercially reasonable efforts to prevent the entry of any such restraining order, injunction or other order or decree and to cause any such restraining order, injunction or other order or decree that may be entered to be vacated or otherwise rendered of no effect.

8.6      Purchaser's Closing Deliveries

         At or before the Closing Time, Purchaser shall have delivered to Vendor the following, in form and substance satisfactory to Vendor, acting reasonably:

          (a) amount of the Purchase Price provided in Section 3.2(b) by wire transfer in accordance with Section 2.3;

          (b)  certified copies of:

               (i)  the constating documents of Purchaser and Pogo;

               (ii) all  resolutions  of the board of directors of Purchaser and
                    Pogo approving the entering into and completion of the Purchase contemplated by this Agreement; and

               (iii) a list of the officers and  directors of Purchaser and Pogo authorized to sign agreements and any certificates, transfers and other writings in respect of the Purchase, together with their specimen signatures;

          (c) a certificate of status with respect to Purchaser and Pogo issued by an appropriate Government Authority;

          (d)  a certificate confirming the matters described in Section 8.1 and
               Section 8.2;

          (e) an opinion of counsel to Purchaser and counsel to Pogo as to the matters set forth in Schedule 8.6(e) which opinion regarding Pogo may be given by or in reliance on an opinion from in-house counsel of Pogo or other United States counsel and may be subject to customary assumptions, qualifications and limitations. With respect to any factual matters relevant to the opinions, counsel may rely on certificates of a Senior Officer of Purchaser and Pogo, as applicable;

          (f)  copies   of   the   Required   Approvals   and   other   required
               Authorizations;

          (g) a notice to the Escrow Agent in the form prescribed by the Escrow Agreement authorizing the Escrow Agent to release the Deposit (and any interest earned thereon less any applicable withholding Taxes) to Vendor; and

          (h) any other documents reasonably required to be delivered by Purchaser to Vendor at Closing Time pursuant to this Agreement.

8.7      Deposit

         The Deposit and any interest earned on the Deposit (less any applicable withholding Taxes) shall have been paid to Vendor by the Escrow Agent.

                                   ARTICLE 9
                                 OTHER COVENANTS

9.1      Conduct of Business Prior to Closing

         From the date of this Agreement until the Closing Time, Vendor shall cause the Corporation and the Subsidiaries to do the following:

          (a) conduct the Business in the Ordinary Course except as otherwise specifically contemplated or permitted by this Agreement;

          (b) use commercially reasonable efforts to maintain good relations with Persons having business relationships with the Corporation and any of the Subsidiaries and with the Employees; and

          (c)  comply  in  all  material   respects  with  all  Applicable  Laws
               applicable to the Corporation, any of the Subsidiaries and the Assets;

provided that where the Corporation or any Subsidiary is not the operator of any Asset, Vendor shall be obligated to cause to be done only that which a prudent non-operator would be expected to do in similar circumstances in accordance with accepted Canadian oilfield industry practices.

9.2      Negative Covenants

         From the date of this Agreement until the Closing Time Vendor shall not, without the consent of Purchaser:

          (a) amend the constating documents or bylaws of the Corporation or of any Subsidiary; or

          (b)  cause or permit the Corporation or any Subsidiary to:

               (i)  issue, sell or agree to issue or sell:

                    (A) any shares of its capital stock or any of its units or partnership interests, as applicable; or

                    (B)  any  securities   convertible  into,  or  options  with
                         respect to, or warrants to purchase or rights to subscribe for, any shares of its capital stock or any of its units or partnership interests, as applicable;

               (ii) merge into, amalgamate into, or with or consolidate with any other Person or acquire all or substantially all of the business or assets of any other Person;

               (iii) declare,  set  aside,  make  or pay  any  Distributions  or redemptions, except in cash;

               (iv) sell,  transfer or  otherwise  dispose of any of its oil and gas properties having a fair market value for any such property of greater than $1,000,000 or if the aggregate fair market values of any such properties that are sold, transferred or otherwise disposed of by the Corporation and the Subsidiaries during this period would exceed $5,000,000;

               (v) sell, lease, transfer or otherwise dispose of any Assets other than the oil and gas properties that are referred to in Section 9.2(b)(iv), having an individual or aggregate fair market value in excess of $10,000,000 except:

                    (A) the sale of Petroleum Substances and any Assets, other than the oil and gas properties that are referred to in
                         Section 9.2(b)(iv), in the Ordinary Course of the Business;

                    (B)  to the Corporation or any Subsidiary; or

                    (C)  pursuant to Permitted Encumbrances;

               (vi) create  any  new  Encumbrances  on  the  Assets  other  than
                    Permitted Encumbrances except in the Ordinary Course of the Business and pursuant to the Title and Operating Documents;

               (vii) except  to the  extent  required  by the  terms of  written employment or consulting agreements as in effect on the date of this Agreement, or as otherwise expressly contemplated by the terms of this Agreement:

                    (A) increase the benefits pursuant to Benefit Plans except in the Ordinary Course of the Business;

                    (B) enter into any contracts of employment involving annual base compensation in excess of $200,000 (other than the contracts terminable by Purchaser without liability immediately following the Closing); or

                    (C) increase, except consistent with previous practice of the Corporation, any salary, wages or other compensation payable to Employees by more than $50,000 per Employee or $1,000,000 in the aggregate for all Employees;

               (viii)  make  any  single   capital   expenditure  in  excess  of
                    $5,000,000 or make any capital expenditures in the aggregate (including the value of new equipment subject to lease as specified in Section 9.2(b)(xi)) in excess of $25,000,000, except in case of:

                    (A)  an emergency; or

                    (B) amounts which the Corporation or any Subsidiary may be committed to expend and has been specifically disclosed to Purchaser including as provided in Schedule 4.15(e);

               (ix) except  as  provided  in  Section   9.2(b)(xi),   incur  any
                    indebtedness for borrowed money, other than indebtedness for borrowed money incurred in the Ordinary Course of the Business that is paid in full before the Closing;

               (x) enter into, amend in any material respect or terminate before the end of the term thereof any Material Contract or any Title and Operating Document, except in the Ordinary Course of the Business (including processing of assignments by third parties in the Ordinary Course of the Business);

               (xi) enter  into any leases for new  equipment  if the  equipment which is the subject matter of any such lease has a value in excess of $5,000,000;

               (xii) except in the Ordinary  Course of the Business,  enter into any joint venture, partnership or other similar arrangement or form any other new material arrangement for the conduct of the Business or acquire, purchase or lease any interest in petroleum and natural gas, real property or real property interests;

               (xiii) purchase  any  securities  of any  Person,  excepting  any shares of the Corporation or shares, units or partnership interests in any of the Subsidiaries; or

               (xiv) enter  into  any  commitments  to take  any of the  actions prohibited by any of the foregoing.

9.3      Dealings or Operations Regarding Assets

         Except in an emergency in order to prevent loss of life, injury to persons or damage to or loss of property and subject to Section 9.2, from the date of this Agreement until the Closing Time Vendor shall not permit the Corporation or any Subsidiary, without the prior written consent of Purchaser, to:

          (a) voluntarily assume any obligation or commitment with respect to the Assets, where the Corporation's or the applicable Subsidiary's share of the expenditure associated with that obligation or commitment is estimated by Vendor or the Corporation, acting reasonably, to exceed $5,000,000;

          (b)  surrender, abandon or allow to expire any of the Assets except:

               (i)  Assets which have become worn out or obsolete;

               (ii) where the rights of the  Corporation or the  Subsidiaries to those Assets have expired or terminated; or

               (iii) otherwise in the Ordinary Course of the Business;

          (c) propose or initiate the exercise of any right (including bidding rights at Crown sales, rights under areas of mutual interest provisions and rights of first refusal) or option relative to, or arising as a result of the ownership of, any of the Assets, or propose or initiate any operations on the Assets which have not commenced or have not been committed to by the Corporation or any Subsidiary as of the date hereof in excess of

               $5,000,000 or that would have a Material Adverse Effect on the value of any of the Assets; or

          (d) resign, or take any action which would result in its resignation or replacement, as operator of any of the Assets.

         If Vendor, the Corporation or any Subsidiary makes expenditures or takes actions necessary to prevent loss of life or injury to individuals, damage to or loss of property, Vendor shall, or shall cause the Corporation or the applicable Subsidiary to, give notice to Purchaser of those expenditures or actions and Vendor's, the Corporation's or the applicable Subsidiary's estimate of the amounts expended or to be expended in connection therewith as soon as reasonably possible in the circumstances.

9.4      Intercorporate Obligations

         On or before the Closing Date and notwithstanding anything to the contrary provided herein:

          (a) Vendor shall cause any indebtedness of the Corporation and the Subsidiaries to Unocal Canada Limited or Vendor's Affiliates to be paid or otherwise satisfied, including by set-off;

          (b) Vendor shall, and shall cause its Affiliates to, pay or otherwise satisfy any amounts owed by them to the Corporation and the Subsidiaries and to facilitate that payment shall cause an amount in value of the Preferred Shares held by Unocal Canada Limited equal to the amount of the note receivable outstanding on the date hereof and owed by Unocal Canada Limited to the Corporation to be redeemed by the Corporation in exchange for the distribution to Unocal Canada Limited of cash of that amount;

          (c) Vendor shall use reasonable commercial efforts to cause any guarantees, credit support or other financial assurances provided by Vendor or its Affiliates to counterparties who have Contracts with the Corporation or any Subsidiary to be released in a manner that does not have a Material Adverse Effect subject to Purchaser complying with its obligations in this Section 9.4; and

          (d) Vendor shall cause the Syndicated Credit Agreement to be amended to remove the Corporation as a borrower thereunder and the Demand Credit Agreement to be cancelled.

         Purchaser will at Vendor's request at any time as part of the Closing furnish any guarantees, credit support or other financial assurances as may be required by the counterparties referred to in Section 9.4(c) so that Vendor and its Affiliates can be released from their obligations in that regard.

9.5      Access to Books and Records and Other Assets

          (a) Vendor shall permit Purchaser and its Representatives, between the date of this Agreement and the Closing Time, on reasonable notice to the Senior Officers of Vendor, the Corporation and any Subsidiary, to have access during normal business hours to:

               (i) all locations of the Corporation or any Subsidiary where Books and Records or other material relevant to the Business is stored;

               (ii) all the Books and Records; and

               (iii) the  Assets of the  Corporation  and the  Subsidiaries  and
                    other   material   relevant  to  the  Business  and  in  the
                    possession or control of the Corporation or any Subsidiary;

               provided that such access does not unreasonably interfere with the operation of the Business in the Ordinary Course.

          (b) Vendor shall permit Purchaser and its Representatives, between the date of this Agreement and the Closing Time, on reasonable notice to the Senior Officers of Vendor, the Corporation and any Subsidiary, to have reasonable access to the Employees, auditors and inside counsel of the Corporation and any Subsidiary during normal business hours; provided that such access does not unreasonably interfere with such Employees', auditors' and counsels' responsibilities or the operation of the Business in the Ordinary Course.

          (c) Notwithstanding Section 9.5(a), Vendor shall not be required to disclose any information, records, files or other data to
               Purchaser:

               (i)  where  Vendor,   the   Corporation   or  any  Subsidiary  is
                    prohibited by any Applicable Law (including the  Competition
                    Act); or

               (ii) where to do so would cause Vendor,  the  Corporation  or any
                    Subsidiary to be in violation of a confidentiality obligation to another Person, except if the information subject to that confidentiality obligation is Material, Purchaser agrees to keep that Material information confidential and to indemnify Vendor and Vendor's Related
                    Parties and hold Vendor and Vendor's Related Parties harmless from and against any Losses, Liabilities or Claims that Vendor and Vendor's Related Parties may suffer as a result of any disclosure.

               If any consent of any Person is required to permit the release of any information to Purchaser, Vendor shall, on the request of Purchaser, make all commercially reasonable efforts to obtain that consent. Vendor shall provide Purchaser with notice as to any disclosure that is not provided for the reasons in this
               Section 9.5(c).

9.6      Confidentiality

         Prior to the Closing, Purchaser shall keep, and shall cause its Related Parties to keep, confidential all information disclosed to it by Vendor or Vendor's Representatives relating to Vendor and Vendor's Related Parties in accordance with the provisions of the Confidentiality Agreement.

9.7      Actions to Satisfy Closing Conditions

         Without derogating from any Party's rights or obligations under this Agreement, it is agreed that Vendor shall act in good faith and use commercially reasonable efforts to satisfy, or cause to be satisfied, all of the Conditions set forth in Article 7, and Purchaser shall act in good faith and use commercially reasonable efforts to satisfy, or cause to be satisfied, the Conditions set out in Article 8. Each Party shall cooperate with the other Party and provide the other Party or its Representatives with information in its possession, and not otherwise available to the other Party, necessary to seek the approvals or waivers referred to in Article 7 and Article 8. Each of Purchaser and Vendor shall act in good faith in determining whether or not a Condition in its favour has been satisfied.

9.8      Preservation of Records

         Purchaser shall take all reasonable steps to preserve and keep the Books and Records for a period of ten years from the Closing Date, or for any longer period as may be required by any Applicable Law or Government Authority or by Section 11.2(d), and shall make those Books and Records available to Vendor as may be reasonably required by Vendor in connection with a Claim by Purchaser or any other Person against Vendor under or relating to this Agreement. Vendor acknowledges that Purchaser shall not be liable to Vendor in the event of any accidental destruction of those Books and Records, caused otherwise than by the negligence or wilful misconduct of Purchaser.

9.9      Competition Act Filing and Investment Canada Act Filing

         Without limiting the provisions of Section 9.7:

          (a) Purchaser and Vendor shall, and shall use all commercially reasonable efforts to cause their respective officers, employees, representatives, advisors and agents to:

               (i) within fourteen days after the date of this Agreement, make the filings required of Purchaser, Vendor, the Corporation or any of their Affiliates to obtain the Competition Act Approval and the Investment Canada Approval;

               (ii) comply at the earliest practicable date with any request for additional information or documentary material received by Purchaser, Vendor, the Corporation or any of their Affiliates from the Canadian Competition Bureau pursuant to the Competition Act, the Investment Review Division of Industry Canada pursuant to the Investment Canada Act or any other Government Authority, as the case may be; and

               (iii) consult and cooperate in connection with any investigation, review or other inquiry in each case concerning the Purchase commenced by any Government Authority;

          (b)  each Party shall:

               (i) promptly inform the other Party of any material, applicable, communication received by that Party from the Canadian Competition Bureau, the Investment Review Division of Industry Canada or any other Government Authority regarding the Purchase;

               (ii) not  agree to  participate  in any  substantive  meeting  or discussion with the Canadian Competition Bureau or any representative thereof or the Investment Review Division of Industry Canada in respect of any filings, investigation or inquiry concerning the Purchase contemplated by this Agreement, whether oral or in person, unless it consults with the other Party in advance and, to the extent permitted by the Canadian Competition Bureau or any representative thereof or the Investment Review Division of Industry Canada or any representative thereof, gives the other Party the opportunity to attend and participate thereat; and if that participation is either declined or not permitted, to furnish promptly thereafter a memorandum setting forth the material terms of that meeting or those discussions; and

               (iii) furnish  the  other  Party in  advance  with  copies of all correspondence, filings and communications between them and their Affiliates and their respective

                    Representatives, on the one hand, and the Canadian Competition Bureau or any representative thereof or the Investment Review Division of Industry Canada or members of its staff, on the other hand, with respect to this Agreement and the Purchase and provide the other Party a reasonable opportunity to comment thereon and agrees to consider those comments in good faith;

          (c) Purchaser shall advise Vendor promptly in advance of any understandings, undertakings or agreements which Purchaser and the Corporation propose to make or enter into with the Canadian Competition Bureau or the Investment Review Division of Industry Canada in connection with the Purchase; and

          (d) without limiting the foregoing provisions of this Section 9.9, Purchaser agrees to use commercially reasonable efforts to obtain any Authorization of any Government Authority (including the Investment Canada Approval) necessary to enable the Parties to consummate the Purchase as soon as practicable, but in any event no later than the Outside Date, including committing to undertakings under the Investment Canada Act and/or registration of a consent agreement under the Competition Act, on terms and conditions (including such undertakings and consent agreement, if any) which will not cause a Material Adverse Effect.

9.10     Assignment of Confidentiality Agreements

         Vendor shall assign to Purchaser and, to the extent necessary shall cause the Corporation to assign to Purchaser, at or prior to, and with effect from and after, the Closing Time, all of its respective rights under any confidentiality agreements relating to the Corporation with third parties, but only to the extent that those agreements permit those assignments without consent. To the extent those agreements do not permit assignments without consent, at Purchaser's request and at Purchaser's expense, provided that Vendor receives an indemnity from Purchaser in form and substance satisfactory to Vendor in its sole discretion, Vendor shall, to the extent permitted by Applicable Law and the terms of such confidentiality agreements, appoint Purchaser as Vendor's representative and agent in respect of the confidential information relating to the Business, the Assets, and the Corporation or the Subsidiaries under those confidentiality agreements, and any amounts recovered or expenses incurred by Purchaser or Vendor in connection therewith shall be for the account of Purchaser.

9.11     Insurance

          (a) Insurance coverage required by the Corporation and the Subsidiaries is maintained and provided by Vendor or Vendor's Affiliates ("Vendor's Insurance"). Purchaser acknowledges that, from and after the Closing, the Corporation and the Subsidiaries will no longer have the benefit of the Vendor's Insurance. Vendor will refund to the Corporation an amount equal to the portion of the insurance premiums paid by the Corporation to Vendor for the Vendor's Insurance for the period from the Closing Time to the expiry date of the coverage paid for under each applicable policy providing Vendor's Insurance, to the extent that those amounts are recoverable from the applicable insurer providing the Vendor's Insurance.

          (b) Vendor shall cause Vendor's Insurance to be maintained until Closing.

9.12  Employee  Related  Matters

          (a) From and after the Closing, Purchaser will ensure that the Corporation and the Subsidiaries will:

               (i) honour their obligations to present and former Employees relating to their employment with the Corporation or any Subsidiary, including all obligations and Liabilities relating to the Benefit Plans, regardless of whether those obligations arose or relate to any period before, on or after Closing; and

               (ii) recognize  each  Employee's  original  hire  date  with  the
                    Corporation or any Subsidiary, and credit the Employee with all service so recognized by the Corporation or any Subsidiary in their Benefit Plans, including all periods of employment leave, for all purposes including defined contribution participation service credit (as recognized in Benefit Plans), eligibility for, vesting of and locking in of benefits, as applicable, under each of the Benefit Plans, and in the event of future termination of employment, entitlement to severance payments.

          (b) Vendor acknowledges that certain of the Employees participate in stock based and other compensation plans sponsored by Unocal or its Affiliates (other than the Benefit Plans). From and after the date of execution of this Agreement, Vendor shall permit access by Purchaser to the Employees for the purpose of communicating Purchaser's plans for compensation and benefit programs and practices and Purchaser may enter into agreements with one or more of those Employees relating to employment, compensation and/or benefits from and after the Closing Date. Purchaser shall provide to Vendor a copy of any written (including electronic) communications that Purchaser proposes be provided to Employees or any of them before that communication is provided and Purchaser will not unreasonably refuse to incorporate Vendor's requested changes in any of those communications.

9.13     Consent to Jurisdiction

         Each of the Parties and Unocal and Pogo:

          (a) irrevocably attorns and submits to the non-exclusive jurisdiction of each court of competent jurisdiction sitting in Calgary, Alberta in any Claim arising out of or related to this Agreement and irrevocably agrees that all Claims may be heard and determined in that Alberta court;

          (b) irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such Claim;

          (c) agrees that a final judgment in any such Claim shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; and

          (d) waives trial by jury to any Claim arising out of or relating to this Agreement and waives any claim to punitive damages with respect to any Claim.

         Each of Purchaser and Pogo irrevocably appoints Fraser Milner Casgrain LLP (the " Purchaser's Process Agent"), with an office on the date hereof at Calgary, Alberta, for the attention of Dale Skinner, as its agent to receive on its behalf service of copies of a statement of claim and any other process which may be served in any such Claim. That service may be made by delivering a copy of that statement of claim or other process to Purchaser in care of Purchaser's Process Agent at Purchaser's Process Agent's address above.

         Each of Vendor and Unocal irrevocably appoint Vendor's Counsel (the "Vendor's Process Agent"), with an office on the date hereof at Calgary, Alberta, for the attention of Glenn

         Cameron, as its agent to receive on its behalf service of copies of a statement of claim and any other process which may be served in any such Claim. That service may be made by delivering a copy of that statement of claim or other process to Vendor or Unocal, as the case may be, in care of Vendor's Process Agent at Vendor's Process Agent's address above.

9.14     US Financial Statements

          (a) Vendor will request that PWC provide to Purchaser, with copies to Vendor, as soon as reasonably possible:

               (i) the Audited Financial Statements, along with any consents, opinions and reports of PWC, that:

                    (A) would be required to be filed by Purchaser with the SEC to issue and sell securities in one or more offerings registered under the Securities Act of 1933; and

                    (B) are otherwise required for Purchaser to comply timely with applicable federal securities laws of the United States, including Rule 3-05 of Regulation S-X and Item
                         9.01 of Form 8-K promulgated by the SEC; and

               (ii) unaudited  financial  statements of the  Corporation and the
                    Subsidiaries (or their predecessors) for:

                    (A)  the six month periods ended June 30, 2005 and 2004; and

                    (B) unless the Closing has occurred, the nine month periods ended September 30, 2005 and 2004 by November 10, 2005.

          (b) All of the unaudited financial statements referred to in Section 9.14(a)(ii) shall be prepared in accordance with generally accepted accounting principles, and shall otherwise be in such form as is required for Purchaser to comply in a timely manner with the applicable federal securities laws of the United States, including those applicable to the issuance and sale of securities in offerings registered under the Securities Act of 1933.

          (c) Vendor further agrees to use commercially reasonable efforts to assist Purchaser in the preparation of:

               (i) the pro forma financial information with respect to the Purchase required by Article 11 of Regulation S-X to be included by Purchaser in filings with the SEC; and

               (ii) information  regarding  the business and  operations  of the
                    Corporation and the Subsidiaries necessary or appropriate, in the judgment of Purchaser, acting reasonably, to be included in offering documents, loan syndication materials or other materials referred to in Section 13.2(d) that may be used by Purchaser in obtaining financing for the Purchase.

9.15     Reserves Report (US)

         Vendor will request that Ryder Scott prepare and provide to Purchaser, with copy to Vendor, as soon as reasonably possible, the Reserves Report (US). Vendor will request that in preparing the Reserves Report (US) Ryder Scott's estimates of reserves and present values of reserves reflected in the

Reserves Report (US) comply in all material respects with the applicable requirements of the federal securities laws of the United States, including, without limitation, Regulation S-X promulgated by the SEC and Industry Guide 2 under the Securities Act of 1933.

9.16     Purchase Not Conditional on Financing

         Nothing in Section 5.6, Section 9.14, Section 9.15, Section 13.2 or any other provision of this Agreement shall make Purchaser's obligation to complete the Purchase, including Purchaser's obligation to make the payments referred to in Section 3.2 on a timely basis, conditional on Purchaser being able to obtain or complete any financing for the Purchase pursuant to the Goldman Sachs Commitment or otherwise.

         The breach or failure of Vendor, PWC, Ryder Scott or any other relevant Person to comply with any of the covenants and obligations contained in the Sections referred to above in this Section 9.16 or in providing the financial statements or Reserves Reports (US) referred to therein shall not be a default by Vendor under this Agreement including for purposes of Section 12.1(d) or any basis for Purchaser to refuse to complete the Purchase or to make any Claim against Vendor and Vendor shall have no liability to Purchaser, Pogo, any of their Related Parties or any other Persons for or in respect thereof.

9.17     Compliance with Privacy Laws

          (a) Vendor acknowledges and confirms that the Corporation and the Subsidiaries have complied in all material respects at all times with Privacy Laws which govern the collection, use and disclosure of Personal Information disclosed to Purchaser pursuant to or in connection with this Agreement (the "Disclosed Personal Information"). Vendor hereby covenants and agrees to advise
               Purchaser of all purposes for which Disclosed Personal Information was initially collected from or in respect of the Employee to which that Disclosed Personal Information relates and all additional purposes where Vendor has notified the Employee of that additional purpose, and disclosure of Personal Information, if any, unless that use or disclosure is permitted or authorized by law, without notice to, or consent from, that Employee; provided, however, that in such case Vendor shall have advised Purchaser of the legislative provisions on which Vendor is relying.

          (b) Before Closing, none of the Parties shall use the Disclosed Personal Information for any purposes other than those related to the performance of this Agreement and the completion of the Purchase.

          (c) Each of the Parties acknowledges and confirms that the disclosure of Personal Information is necessary for the purposes of determining if the Parties shall proceed with the Purchase, and that the disclosure of Personal Information relates solely to the carrying on of the Business, or the completion of the Purchase.

          (d) Purchaser shall at all times keep strictly confidential all Disclosed Personal Information provided to it, and shall instruct those employees responsible for processing such Disclosed Personal Information to protect the confidentiality of that information in a manner consistent with Purchaser's obligations hereunder. Purchaser shall ensure that access to the Disclosed Personal Information shall be restricted to those employees or service providers of Purchaser who have a bona fide need to access to that information in order to fulfil their obligations in the course of their employment or in providing services to Purchaser.

          (e) The Parties shall fully co-operate with one another, with the Employees to whom the Personal Information relates, and any Government Authority charged with enforcement of Privacy Laws, in responding to inquiries, complaints, requests for access, and Claims in respect of Disclosed Personal Information.

          (f) Purchaser undertakes, after Closing, to utilize the Disclosed Personal Information only for those purposes for which the Disclosed Personal Information was initially collected from or in respect of the applicable Employees.

          (g) If Closing does not occur, on the request of Vendor, Purchaser shall forthwith cease all use of the Disclosed Personal Information acquired by Purchaser in connection with this Agreement and will return to Vendor or, at Vendor's request, destroy in a secure manner, the Disclosed Personal Information (and any copies thereof) and provide Vendor with a certificate of a Senior Officer of Purchaser confirming such destruction.

9.18     Bank Accounts

         Vendor will provide Purchaser at least five Business Days before the Closing Date a complete and correct list of all bank accounts and safety deposit boxes maintained by the Corporation and the Subsidiaries.

                                   ARTICLE 10
                                 INDEMNIFICATION

10.1     Mutual Indemnifications for Breaches of Covenants and Warranties

          (a) From and after the Closing, Vendor covenants and agrees with Purchaser, and Purchaser covenants and agrees with Vendor (the Party covenanting and agreeing to indemnify the other Party being called in this Agreement the "Indemnifying Party" and the Party being indemnified being called in this Agreement the "Indemnified Party") to indemnify and hold harmless, the Indemnified Party, its Affiliates and its and their respective successors and permitted assigns and the directors, officers, employees, shareholders, agents, members and partners of any of them (collectively, the "Vendor Indemnified Persons" or the "Purchaser Indemnified Persons", as applicable) from and against all Claims and Losses which may be made or brought against any of the Indemnified Persons, or which they may suffer or incur, directly or indirectly, as a result of, arising out of, or in connection with any breach of any covenant on the part of the Indemnifying Party under this Agreement or any inaccuracy or incorrectness of any representation or warranty of the Indemnifying Party contained in this Agreement, or other document or certificate furnished by the Indemnifying Party pursuant to this Agreement including with respect to any Tax matters.

          (b) In addition to and without limiting its obligations to indemnify Vendor and the other Vendor Indemnified Persons from and after the Closing, Purchaser covenants and agrees with Vendor to indemnify, defend, save and hold harmless Vendor Indemnified Persons from and against any and all Losses of any kind which may be brought against or suffered by them or any one or more of them or which any one or more of them may sustain, pay or incur, in each case which are caused by, arise from, are incurred in connection with or relate in any way directly or indirectly to:

               (i) any past, present or future Environmental Matters or past, present or future Environmental Liabilities, including all Disclosed Environmental Liabilities, but excluding any Environmental Matters or Environmental Liabilities or Losses or

                    Claims which may be made or brought against any of Vendor Indemnified Persons, or which they may suffer or incur, directly or indirectly, as a result of, arising out of or in connection with any breach of any covenant hereunder on the part of Vendor Indemnified Persons relating to Environmental Matters or Environmental Liabilities or any inaccuracy or incorrectness of any representation or warranty of Vendor relating to Environmental Matters contained in this Agreement, or other document or certificate furnished by Vendor pursuant to this Agreement or the existence of which Environmental Matters or Environmental Liabilities reflects an inaccuracy or misrepresentation in any of Vendor's representations or warranties in Section 4.14 (Environmental Matters and Environmental Liabilities in respect of which Vendor and the other Vendor Indemnified Persons are indemnified pursuant to this Section 10.1(b) are referred to as the "Indemnified Environmental Matters" and the "Indemnified Environmental Liabilities", respectively) and Purchaser hereby assumes all Losses, covenants and Liabilities in respect of any such Indemnified Environmental Matters and Indemnified Environmental Liabilities, regardless of whether such Indemnified Environmental Matters or Indemnified Environmental Liabilities are attributable to, occurred, arose or accrued on, before or subsequent to the Closing Date.

                    Purchaser shall have no rights to recovery, indemnification or contribution against Vendor Indemnified Persons for Indemnified Environmental Liabilities or Indemnified Environmental Matters under this Agreement, under Applicable Laws, in equity or otherwise, and all rights and remedies which Purchaser may have at or under Applicable Law (including any past, present or future Environmental Law) or in equity, including any right of contribution or reimbursement, against Vendor Indemnified Persons with respect to any such Indemnified Environmental Liabilities or Indemnified Environmental Matters are expressly waived.

                    Purchaser does hereby release, acquit and forever discharge Vendor Indemnified Persons from any and all Losses, including all claims for contribution and indemnity under Applicable Laws or in equity, which may be asserted now or in the future (or both) and that in any way relate to or arise out of Indemnified Environmental Liabilities or Indemnified Environmental Matters, regardless of whether those Indemnified Environmental Matters or Indemnified Environmental Liabilities are attributable to, occurred, arose or accrued on, before or subsequent to the Closing Date; and Purchaser covenants not to make any Claim or other demand, or institute any action or other proceeding against Vendor Indemnified Persons for indemnity and contribution for any of those Indemnified Environmental Liabilities or Indemnified Environmental Matters or against a Person other than a Vendor Indemnified Person where a Claim for contribution or indemnity may be brought against a Vendor Indemnified Person;

               (ii) all Claims by a Person who is not Vendor or a Vendor Related
                    Party to the extent that those Claims directly or indirectly relate to the Purchased Shares, the Corporation, any Subsidiary, the Assets or the Business, except for any Claims which are the subject of indemnification provided by Vendor as expressly set forth in this Agreement; and

               (iii) any financing  referred to in Section 13.2(d) except to the extent  that the  Loss,  Liability  or Claim  suffered  by a
                    Vendor   Indemnified  Person  results  or  arises  from
                    any misstatement or omission in information furnished by any Vendor Indemnified Person to Purchaser or Pogo.

          (c) Any obligation of indemnification pursuant to this Article 10 or pursuant to Article 11 shall be subject to:

               (i) the limitations set forth in Article 6 respecting the survival of the representations, warranties and covenants of the Parties and other matters including the limitations in
                    Section 6.2(b) and Section 6.2(c), all of which limitations shall, to the extent applicable, apply to any Claims under this indemnity;

               (ii) the restrictions in Section 6.5 or Section 6.7;

               (iii) the  requirement  that the  Indemnifying  Party  shall,  in respect of any Claim made by any third Person, to the extent reasonably possible, be afforded an opportunity at its sole expense to resist, defend and compromise that Claim;

               (iv) the limitation  that, for Claims made in connection with any
                    inaccuracy  or  incorrectness  of  any   representation   or
                    warranty contained herein or breach of any covenant contained herein, the Indemnifying Party shall not be required to pay any such amount until the aggregate amount is finally adjudicated or agreed as being payable by that Indemnified Party and, if applicable, that final amount exceeds the thresholds set out in Article 6, and then subject to the limits set forth in Article 6; and

               (v) the limitation that, for any Claim in respect of which Purchaser is the Indemnified Party, if specific provision or reserve was made for that Claim in the Final Working Capital Statement and by virtue thereof the amount of that provision or reserve was deducted in determining the Purchase Price, then the amount of that provision or reserve shall also be deducted from that Claim before determining the amount of that Claim which may be subject to indemnification under this Agreement.

10.2     Procedures Relating to Indemnification Between Vendor and Purchaser

         Following the discovery of any facts or conditions which could reasonably be expected to give rise to a Claim for which indemnification is provided under this Agreement, the Indemnified Party shall, as promptly as reasonably possible thereafter, provide written notice to the Indemnifying Party, setting forth the specific facts and circumstances, in reasonable detail, relating to that Claim and the amount of that Claim (or a reasonable, good-faith estimate thereof if the actual amount is not known or not capable of reasonable calculation) ("Indemnification Notice"); provided, however, that failure to give that Indemnification Notice on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually and materially prejudiced as a result of that failure. Notwithstanding the foregoing:

          (a) a Purchaser Indemnified Person shall not be entitled to make a Claim against Vendor under Section 10.1 unless and until:

               (i) Purchaser shall have provided Vendor written notice of default; and

               (ii) Vendor shall have failed to cure that default within 60 days after Vendor's receipt of Purchaser's notice; and

          (b) a Vendor Indemnified Person shall not be entitled to make a Claim against Purchaser under Section 10.1 unless and until:

               (i) Vendor shall have provided Purchaser written notice of default; and

               (ii) Purchaser  shall have failed to cure that default  within 60 days after Purchaser's receipt of Vendor's notice.

10.3     Indemnification Procedures for Third Party Claims

          (a) In the case of Claims made by a third party with respect to which indemnification is sought hereunder, the Indemnified Party shall give prompt written notice, and in any event within 20 days after it receives notice of that Claim, to the Indemnifying Party of any such Claim made on it stating the nature and basis for that Claim. A failure to give that notice within that period shall not preclude the Indemnified Party from obtaining that indemnification but its right to indemnification shall be reduced to the extent that any such delay materially prejudiced the defense of the Claim or materially increased the amount of liability or cost of defense.

          (b) The Indemnifying Party shall have the right, by notice to the Indemnified Party given not later than 30 days after its receipt of the notice described in Section 10.3(a), to assume the control of the defence, compromise or settlement of that Claim, provided that such assumption shall, by its terms, be without cost to the Indemnified Party. If the Indemnifying Party assumes the control of the defence, compromise or settlement of such Claim, as against the Indemnified Party, it will be conclusively established for the purposes of this Agreement that those Claims are within the scope of the indemnification set out in Article 10 and the Indemnifying Party shall be responsible for reimbursing the Indemnified Party for all prior reasonable legal fees and expenses on a solicitor and client basis in connection therewith. The Indemnifying Party shall thereafter keep each Indemnified Party reasonably informed with respect to the status of that Claim.

          (c) On the assumption of control of any Claim by the Indemnifying Party pursuant to Section 10.3(b), the Indemnifying Party shall diligently proceed with the defence, compromise or settlement of that Claim at its sole expense, including, if necessary, employment of counsel satisfactory to the Indemnified Party (acting reasonably) and, in connection therewith, the Indemnified Party shall cooperate fully, but at the expense of the
               Indemnifying Party with respect to any out-of-pocket expenses incurred, to make available to the Indemnifying Party all pertinent information and witnesses under the Indemnified Party's control and take such other steps as in the opinion of counsel for the Indemnifying Party are reasonably necessary to enable the Indemnifying Party to conduct that defence. The Indemnifying
               Party  shall  not  settle  that  Claim  unless  that   settlement
               includes, as an unconditional term thereof, the giving by the claimant or the plaintiff of a full and complete release of the Indemnified Party from any and all liability with respect to that Claim. As long as the Indemnifying Party is contesting any such Claim in good faith and on a timely basis, the Indemnified Party shall not pay or settle any such Claim without the consent of the Indemnifying Party, acting reasonably. Notwithstanding the assumption by the Indemnifying Party of the defence of that Claim as provided in Section 10.3(b), the Indemnified Party shall also have the right to participate in the negotiation, settlement or defence of any Claim at its own expense; provided, however, that if the defendants in any such Claim shall include both an Indemnified Party and the Indemnifying Party and such Indemnified Party shall have reasonably concluded that counsel selected by the Indemnifying Party has a conflict of interest because of the availability of different or additional defences to that

               Indemnified Party, that Indemnified Party shall have the right to select separate counsel to participate in the defence of that Claim on its behalf, at the expense of the Indemnifying Party; and provided further that the Indemnifying Party shall not be obligated to pay the expenses of more than one separate counsel for all Indemnified Parties.

          (d) If the Indemnifying Party shall fail to notify the Indemnified Party of its desire to assume the defence of any Claim within the period of time prescribed in Section 10.3(b), or shall notify the Indemnified Party that it will not assume the defense of any such Claim, then the Indemnified Party may assume the defense of any such Claim, in which event it may do so in such manner as it may deem appropriate, and the Indemnifying Party shall be bound by any determination made in that Claim or any settlement thereof effected by the Indemnified Party; provided that any such determination or settlement shall not affect the right of the Indemnifying Party to dispute the Indemnified Party's claim for indemnification. The Indemnifying Party shall be permitted to join in the defense of that Claim and to employ counsel at its own expense.

          (e) The final determination of any Claim pursuant to this Section 10.3, including all related costs and expenses, will be binding and conclusive on the Parties as to the validity or invalidity, as the case may be, of that Claim against the Indemnifying Party.

          (f) Amounts payable by the Indemnifying Party to the Indemnified Party in respect of any Claims for which the Indemnified Party is entitled to indemnification hereunder shall be payable by the Indemnifying Party as incurred by the Indemnified Party.

10.4     Holding of Indemnities

         Vendor and Purchaser shall hold the indemnities contained in Section
10.1 in trust on behalf of Vendor Indemnified Persons or Purchaser Indemnified Persons, as applicable, and may enforce those indemnities on its and their respective behalf. In furtherance of the foregoing the term "Indemnified Party" as used herein shall mean or include, as applicable, any Vendor Indemnified Person or Purchaser Indemnified Person that the Indemnified Party may represent in the circumstances.

10.5     Claims Net of Insurance and Taxes

          (a) The amount of any and all Claims under this Article 10 and elsewhere under this Agreement shall be determined net of any amounts recovered by the Indemnified Party under insurance policies, indemnities or other reimbursement arrangements with respect to those Claims. Each Party hereby waives, or will procure the waiver of, any subrogation rights that its insurer may have with respect to any indemnifiable Claims.

          (b) In determining the amount of any Claim for which either Party is entitled to indemnification under this Article 10, the gross amount thereof shall be reduced by any net present value of the Tax Benefit realized by that Party in connection with that Claim to the extent that Tax Benefit results directly from the incurrence of that Claim. If an indemnification payment hereunder results in incremental Tax being payable by the Indemnified Party, the amount of the applicable Claim shall be equal to:

               (i) the gross amount of that Claim minus the net present value of the Tax Benefit realized by that Indemnified Party as determined above;

               divided by:

               (ii) one minus the Tax Rate;

               provided, however, that no additional indemnification payment for any applicable incremental Tax shall be payable until final settlement of that Tax liability with the relevant Tax authority, and only on receipt by the Indemnifying Party of a copy of an official communication issued by the relevant Tax authority which evidences that final settlement of the Tax liability and, in those circumstances, the Indemnifying Party will also pay to the Indemnified Party interest, at Vendor's Interest Rate, on the indemnification amount payable from the date the obligation to make that indemnification payment arose until the date on which that indemnification payment is made. For purposes of this
               Section 10.5:

               "Tax Benefit" means, as to a Party, the Tax Rate multiplied by the amount of any income tax deduction or allowance in any year arising from any Claim that entitles the Indemnified Party to indemnity under this Agreement. If a change in Applicable Law replaces or otherwise supplements the federal or provincial income tax on corporations with another method of taxation, the Parties agree to negotiate in good faith a new definition of Tax Benefit; and

               "Tax Rate" means the rate of Tax exigible under the Applicable Laws to a relevant Person for any relevant period of time.

10.6     Mitigation

         Each Party shall take all reasonable steps and use all commercially reasonable efforts to mitigate any and all Claims.

10.7     Adjustment to Purchase Price

         Any indemnity payment under this Agreement shall be treated as an adjustment to the Purchase Price.

10.8     Subrogation

         Each Party shall assign to the other Party and subrogate the other Party to all its rights and remedies against any Person (other than, with respect to rights and remedies of Vendor and Purchaser, those against its Related Parties) in respect of any payment made by the other Party in respect of any indemnification or liability assumed by the other Party pursuant to this Agreement or as a result of this Agreement (including legal fees and other costs of litigation). Each Party shall provide all reasonable cooperation of assistance required by the other Party in making and prosecuting any Claim for recovery against that Person to the extent that payment is made by the other Party. Neither Party shall knowingly take any action to impair any such right or remedy of the other Party to recover any such payment.

                                   ARTICLE 11
                                   TAX MATTERS

11.1     Liabilities for Taxes

          (a) After Closing and subject to the terms of this Article 11, Vendor shall be liable for and shall pay and shall indemnify, defend and save and hold harmless Purchaser, the Corporation and the Subsidiaries from and against:

               (i)  all  income  Taxes of the  Corporation  and  each  Corporate
                    Subsidiary:

                    (A)  for  taxation  years  of  the   Corporation   and  each
                         Corporate Subsidiary ending on or before the Working Capital Date; or

                    (B)  attributable  to  income  earned  or  realized  by  the
                         Partnership   Subsidiaries  for  fiscal  years  of  the
                         Partnership Subsidiaries ending on or before the Working Capital Date;

               (ii) all  putative  income  Taxes  of the  Corporation  and  each
                    Corporate Subsidiary for taxation years of the Corporation or Corporate Subsidiary, as the case may be, ending after the Working Capital Date, to the extent such income Taxes are attributable (x) to income earned or realized by any Partnership Subsidiary during the period in a Straddle Period of the Partnership that notionally ended on or before the Working Capital Date, or (y) to income earned or realized by the Corporation or Corporate Subsidiary, as the case may be, otherwise than as a member of any Partnership Subsidiary, during the period in a Straddle Period of the Corporation or Corporate Subsidiary, as the case may be, that notionally ended on or before the Working Capital Date, all as calculated on the basis and using the assumptions set forth in Section 11.1(c); and

               (iii) all other Taxes attributable to periods ending (or portions thereof notionally ending) on or before the Working Capital Date;

               in all such cases to the extent that such Taxes are not reflected in Net Working Capital Amount. After Closing and subject to the terms of this Article 11, Vendor shall be liable for and shall pay and shall indemnify and save and hold harmless Purchaser, the Corporation and the Subsidiaries from and against all Taxes of the Corporation and each Subsidiary attributable to or which arise as a result of any Distributions made during the Interim Period. Vendor shall be entitled to any refund of (or credit for) Taxes allocable to any period with respect to which Vendor is liable for Taxes in accordance with the foregoing and, to the extent applicable, shall also be entitled to any amount not reflected in the Net Working Capital Amount by which any pre-paid or estimated Tax payments remitted before the Closing Date with respect to any such taxation year or any such part of any Straddle Period exceeds the Tax due and payable therefor.

          (b) After Closing and subject to the terms of this Article 11, Purchaser shall be liable for and shall pay or shall cause the Corporation and the Subsidiaries to pay and shall indemnify, defend and save and hold harmless Vendor from and against

               (i) all income Taxes of the Corporation and each Corporate Subsidiary for taxation years ending after the Working Capital Date to the extent such income Taxes are not income Taxes for which Vendor is liable under Section 11.1(a);

               (ii) all  other  Taxes  attributable  to  periods  beginning  (or portions thereof notionally beginning) after the Working Capital Date; and

               (iii) any Taxes that are  reflected  in the Net  Working  Capital
                    Amount.

          (c) For purposes of Section 11.1(a) and Section 11.1(b), whenever it is necessary to determine the liability for Taxes of the Corporation or any Subsidiary for a part of any Straddle Period, the Taxes for the part of the Straddle Period ending on or before, and the part of the Straddle Period beginning after the Working Capital Date shall be determined by assuming that:

               (i) the Straddle Period consists of two taxation years (or in the case of the Partnership Subsidiaries, two fiscal years), one which ended at the close of the

                    Working Capital Date and the other of which began at the beginning of the day immediately after the Working Capital Date;

               (ii) items of  income,  gain,  deduction,  loss or  credit of the
                    Corporation or any Subsidiary for the Straddle Period shall be allocated between those two assumed taxation years based on a closing of the books; and

               (iii) Taxes other than income  Taxes will be allocated to each of the taxation years in proportion to the number days in each such taxation year relative to the number of days in the entire Straddle Period.

          (d) For purposes of Section 11.1(a), Section 11.1(b) and Section 11.1(c), Vendor shall cause to be prepared notional Tax Returns for the Corporation and each Subsidiary for, in the case of each Partnership Subsidiary, the fiscal period of the Partnership Subsidiary that is deemed under Section 11.1(c) to have ended at the close of the Working Capital Date and, for the Corporation and each Corporate Subsidiary, the taxation year of the Corporation or Corporate Subsidiary, as the case may be, that is deemed under Section 11.1(c) to have ended at the close of the Working Capital Date, for the purpose of determining the putative income Taxes for which Vendor is liable under Section 11.1(a). Vendor shall be entitled, in preparing such notional Tax Returns, to claim the maximum allowable amounts (taking into account any limitations applicable to short periods) in respect of discretionary deductions, including without limitation Resource Pools as set out in Schedule 4.22. Purchaser shall have an opportunity to review and comment on those Tax Returns, acting reasonably, and Vendor shall reasonably consider and address any comments of Purchaser in that regard. The Taxes reported on the notional Tax Returns shall then be included in the Final Working Capital Statement; provided, however, that any failure of the Parties to agree on the amount of Taxes that should be reflected on any notional Tax Return shall be resolved pursuant to Section 3.3(d). If a determination by any Government Authority with respect to the actual Tax Return to which such notional Tax Return relates is inconsistent with such notional Tax Return, the Taxes reported on the notional Tax Return shall be recomputed consistent with such determination, and the Parties shall reimburse each other, as appropriate, within 30 days after such redetermination.

          (e) The indemnities provided in this Section 11.1 are in addition to but subject to the applicable provisions of Article 6 (other than Section 6.1, Section 6.2(b) and Section 6.2(c)).

11.2     Tax Returns

          (a) Vendor shall cause to be prepared and filed on a timely basis all Tax Returns (if any) for the Corporation and the Subsidiaries for any taxation year which ends on or before the Closing Date and for which Tax Returns have not been filed as of that date. Purchaser shall have an opportunity to review and comment on those Tax Returns, acting reasonably, before the filing of those Tax Returns and Vendor shall reasonably consider and address any comments of Purchaser in that regard. Vendor shall be entitled, in preparing such Tax Returns, to claim the maximum allowable amounts in respect of discretionary deductions, including without limitation Resource Pools.

          (b) Purchaser shall cause to be prepared and filed on a timely basis all Tax Returns for the Corporation and the Subsidiaries for any taxation year which ends after the Closing Date and for which Tax Returns have not been filed as of that date. Vendor shall have an opportunity to review and comment on any of those Tax Returns to the extent they relate to any period before the Closing Date, and to approve them, acting reasonably, before the filing of those Tax Returns.

          (c) Vendor shall pay and remit any Taxes due in respect of Tax Returns referred to in Section 11.2(a). Purchaser shall or shall cause the Corporation or any of the Subsidiaries to pay and remit any Taxes due in respect of the Tax Returns referred to in
               Section 11.2(b). Vendor or Purchaser shall reimburse the other Party for any Taxes for which Vendor or Purchaser is liable pursuant to Section or Section 11.1(b), as applicable, but which are payable with Tax Returns to be filed by the other Party pursuant to Section 11.2(a) and Section 11.2(b), as applicable, on the written request of the Party entitled to reimbursement, setting forth in detail the computation of the amount owed by Vendor or Purchaser, as applicable, but in no event earlier than ten days before the due date for the filing of any applicable Tax Returns, except to the extent such amounts have already been paid as adjustments to the Purchase Price. For greater certainty,
               Section 10.7 shall apply to any payment made by one Party to the other pursuant to this Section 11.2(c).

          (d) Before Closing Vendor shall, and after Closing Purchaser shall, cause the Corporation and the Subsidiaries to cooperate fully with each other and make available to each other in a timely fashion such data and other information as may reasonably be required for the preparation of any of those Tax Returns referred to in this Section 11.2 and shall preserve that data and other information until the expiration of any applicable limitation period under any Applicable Laws with respect to Taxes.

          (e)  Any Tax Return to be prepared  pursuant to the provisions of this
               Section 11.2 shall be prepared in a manner consistent with practices followed in prior years with respect to similar Tax Returns of the Corporation and the Subsidiaries provided such historical practices are proper.

          (f) Purchaser shall not and shall not allow the Corporation or any Subsidiary to amend, refile or otherwise modify or grant an extension of any statute of limitations with respect to any Tax Return for the Corporation or the Subsidiaries for any taxation year ending on or before the Working Capital Date or that includes any Straddle Period and shall not request an audit or assessment of any such Tax Return, in each case without prior written consent of Vendor. Vendor shall not file an amended Tax Return for the Corporation or the Subsidiaries for any taxable period ending on or before the Closing Date and shall not request an audit or assessment of any such Tax Return, in each case without written consent of Purchaser.

11.3     Confidentiality of Tax Information

         Unless otherwise required by Applicable Laws, securities regulatory authority or stock exchange regulations or legal proceedings, each Party shall, and shall cause its Representatives to, keep confidential and non-public Tax information, records, and documents disclosed by the other Party, or to which that Party has received or been granted access, pursuant to this Article 11 and will not use that Tax information for any purpose other than making the determinations and taking such other actions contemplated by this Article 11.

11.4     Section 338 Election

          (a) Purchaser has the right to make an election under section 338(g) of the Code ("section 338 election") with respect to the Purchase and the deemed purchase of the shares of any eligible Subsidiary. Should Purchaser make a section 338 election,

               Purchaser and Vendor shall cooperate fully with each other in the making of that election.

          (b)  Provided  that  Purchaser  makes  a  section  388  election,  the
               Purchase Price shall be allocated among the Assets in a manner required by Section 338 of the Code. Within 60 days after the Closing Date, Purchaser will provide to Vendor copies of IRS Form 8883 and any required exhibits thereto (the "Asset Acquisition Statement") with Purchaser's proposed allocation of the Purchase Price (together with any assumable Liabilities). Within 15 days after the receipt of that Asset Acquisition Statement, Vendor will propose to Purchaser any changes in that Asset Acquisition Statement. If no such changes are proposed in writing to Purchaser, Vendor shall be deemed to have agreed to, and accepted the Asset Acquisition Statement). Purchaser and Vendor will endeavour in good faith to resolve any differences with respect to the Asset Acquisition Statement within 15 days after Purchaser's receipt of written notice of objection from Vendor. Should the Parties fail to reach an agreement as required under this Section 11.4(b) the Parties further agree to engage, as a shared expense, the Accounting Firm to resolve the issue.

          (c) Provided that Purchaser makes a section 338 election, Vendor will, at the request of Purchaser, cooperate with Purchaser to cause elections under section 754 of the Code to be in effect on the Closing Date with respect to any entity:

               (i) in which the Corporation or its Subsidiaries holds an interest; and

               (ii) that is treated as a partnership  for United States  federal income tax purposes.

               Any increase or decrease in the adjusted basis of the property of any such partnership resulting from the section 338 election shall be allocated among the assets of the partnership in a manner required by section 755 of the Code and agreed on by the Parties under procedures consistent with those described in
               Section 11.4(b).

          (d) If Purchaser does not make a section 338 election, Purchaser shall cause the Corporation not to make any distributions that would reduce the amount Vendor must include in income as a dividend under Section 964(e) of the Code with respect to the Purchase.

          (e) Provided that Purchaser makes a section 338 election and, except as provided below, Purchaser shall pay to Vendor the excess, if any (the total excess being the "Unused Tax Credits"), of:

               (i)  the deemed  paid  credit  that  would  have been  allowed by section 960 of the Code to Vendor's United States shareholders (as defined in section 951(b) of the Code) as a result of Vendor's sale of the Purchased Shares to Purchaser, if the limitations of sections 904 and 907 of the Code were applied without regard to the section 338 election; less

               (ii) the deemed  paid credit  actually  allowed by section 960 of the Code (subject to the limitations of sections 904 and 907 of the Code) to Vendor's United States shareholders as a result of Vendor's sale of the Purchased Shares to Seller, after a final determination by the appropriate Governmental Authority.

               The payment for the Unused Tax Credits shall be made within 30 days after the final determination by the appropriate Governmental Authority and shall include any penalties and interest assessed in that final determination as a result of a disallowance of the Unused Tax Credits.
               Notwithstanding the foregoing provisions of Section 11.4(e), Purchaser shall have no obligation to make any payment for the Unused Tax Credits, penalties or interest unless:

                    (A) Vendor's United States shareholders claim on their original Tax Returns the deemed paid credits described in Section 11.4(e)(i);

                    (B) Vendor's United States shareholders defend the position taken on their original Tax Returns for the deemed paid credits described in Section 11.4(e)(i) to the point of a final determination by an appropriate Governmental Authority;

                    (C) Purchaser is entitled to review and comment on Vendor's United States shareholders' defense; and

                    (D) Vendor's United States shareholders do not accept a determination from an appropriate Government Authority that increases Unused Tax Credits without the written consent of Purchaser.

11.5     Tax Claims

          (a) Each Party shall promptly notify the other Party in writing on receipt by that Party or any of their respective Affiliates (including for Purchaser the Corporation and the Subsidiaries) or Representatives of notice of any pending or threatened federal, provincial, state, local or foreign Tax audits, examinations, claims or assessments (a "Tax Claim") for which that Party is entitled to seek, or is seeking or intends to seek, indemnification pursuant to the applicable part of Section 11.1.

          (b) Purchaser shall represent the interests of the Corporation and the Subsidiaries in and with respect to any Tax Claim relating to taxation years ending on or before the Working Capital Date and employ counsel of its own choice for that purpose. Vendor shall be entitled to participate in or with respect to that Tax Claim relating (in whole or in part) to Taxes attributable to taxation years ending on or before the Working Capital Date and, with the written consent of Purchaser, and at Vendor's sole expense, may assume the entire control of that Tax Claim. Purchaser, with the written consent of Vendor, shall have the right to settle, either administratively or after the commencement of litigation, any proceeding relating to Taxes of the Corporation and any of the Subsidiaries for any taxation year ending on or before the Working Capital Date. In the case of any Straddle Period, Vendor shall be entitled to participate at its expense in or with respect to any Tax Claim relating (in whole or in part) to Taxes attributable to the part of that Straddle Period ending on or before the Working Capital Date, and with the written consent of Purchaser, and at Vendor's sole expense, may assume the entire control of that Tax Claim. From and after the Closing, neither Purchaser, the Corporation, any Subsidiary nor any of their respective Affiliates or Representatives shall settle or compromise, or agree to settle or compromise, any Tax Claim which may be the subject of indemnification by Vendor under Section
               11.1 without the prior written consent of Vendor.

          (c)  If the results of any Tax Claim involve an issue that:

               (i) recurs in any taxation year (or part thereof) of the Corporation or any Subsidiary ending on or after the Closing Date; or

               (ii) otherwise  may  reasonably  be  expected to  materially  and adversely affect Purchaser, the Corporation or any Subsidiary for any taxation year (or part thereof) ending on or after the Closing Date, then there shall be no settlement, closing or other agreement with respect to that issue without the consent of such affected Party, which consent shall not be unreasonably withheld or delayed. Purchaser shall have the right to control the conduct of any Tax Claim relating to the Corporation or any Subsidiary with respect to any Tax matter arising in a period (or part thereof) ending after the Closing Date.

11.6     Assistance and Cooperation

         After the Closing, Vendor and Purchaser shall (and shall cause their respective Affiliates to):

          (a) cooperate in a timely manner in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns of the Corporation and the Subsidiaries;

          (b) make available to the other Party and to any taxing authority in a timely manner as reasonably requested all information, records, and documents relating to Taxes and Tax Planning of the Corporation and the Subsidiaries or their Assets or the Business;

          (c) provide timely notice to the other in writing of any pending or threatened Tax audits or assessment of the Corporation or the Subsidiaries for taxation year or other periods for which the other may have a liability under this Article 11;

          (d) within 30 days of the receipt of a written request therefor, furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any such taxation year or other periods of the Corporation or any of the Subsidiaries;

          (e) timely provide to the other Party powers of attorney or similar authorizations necessary to carry out the purposes of this
               Article 11; and

          (f) use reasonable efforts to properly retain and maintain accounting and Tax records and information, in a timely manner consistent with taxing authority guidelines, to the extent those records and information relate to the Corporation and the Subsidiaries or any of the Assets and the Business until 120 days following the expiration of the applicable statute of limitations period, and promptly notify the other Party prior to destruction of any of those Tax records or that information and provide the other Party a reasonable opportunity to make and retain copies of any of those Tax records or that information.

                                   ARTICLE 12
                             TERMINATION AND CLOSING

12.1     Termination

         This Agreement may be terminated at any time before Closing:

          (a)  by mutual written consent of Vendor and Purchaser;

          (b) by Purchaser, subject to Section 6.1, if any of Purchaser's Conditions shall have not been fulfilled by the time required or shall have become incapable of fulfillment other than as a result of Purchaser's breach of this Agreement, and shall not have been waived by Purchaser;

          (c) by Vendor, if any of Vendor's Conditions shall have not been fulfilled other than as a result of Vendor's breach of this Agreement by the time required or shall have become incapable of fulfillment, and shall not have been waived by Vendor; and

          (d) by either Vendor or Purchaser, if the Closing does not occur on or before the Outside Date; provided that the right to terminate this Agreement under this Section 12.1(d) shall not be available to a Party whose failure to fulfill any obligation under this Agreement, except as provided in Section 9.16, has caused or resulted in the failure of the Closing to occur on or before the Outside Date.

12.2     Regarding Termination by Purchaser

         Any termination of this Agreement by Purchaser pursuant to Section 12.1 shall be without prejudice to any Claims Purchaser may have arising hereunder out of any incorrect or inaccurate representations or warranties of Vendor in this Agreement or any breach by Vendor of any of its covenants in this Agreement, but subject always to the limitations set forth in Article 6.

12.3     Regarding Termination by Vendor

         Any termination of this Agreement by Vendor pursuant to Section 12.1 shall be without prejudice to any Claims Vendor may have arising out of any incorrect or inaccurate representations or warranties of Purchaser in this Agreement or any breach by Purchaser of any of its covenants, but subject always to the limitations set forth in Article 6 and, if applicable, Section 12.4(b).

12.4     Deposit

          (a) At or before the Closing Time or at such time as this Agreement is terminated before Closing, as applicable, Vendor and Purchaser shall provide written notice to the Escrow Agent which notice shall direct the Escrow Agent as to the payment of the Deposit.

          (b) If the Closing does not occur because any representations or warranties made by Purchaser are incorrect or inaccurate or because Purchaser failed to perform any of its obligations or covenants under this Agreement, the full amount of the Deposit together with all accrued interest (less any applicable withholding Taxes) shall become the property of, shall be paid by the Escrow Agent to and may be retained by, Vendor as liquidated damages (and not as a penalty) to compensate Vendor for the expenses incurred and opportunities foregone as a result of the failure of the Purchase to close. To the extent the Deposit is paid to Vendor in the circumstances described in this Section 12.4(b), Vendor shall retain the Deposit, plus any interest thereon (less applicable withholding Taxes), as genuine pre-estimate by Vendor and Purchaser of Vendor's liquidated damages, not as a penalty and as Vendor's sole remedy hereunder against Purchaser for all breaches hereof prior to the Closing or in connection with the termination of the Purchase.

          (c) If the Closing does not occur for any reason other than a default by Purchaser in the performance of its obligations or covenants under this Agreement or any representations or warranties made by Purchaser being incorrect or inaccurate, the full amount of the Deposit together with all accrued interest (less any applicable withholding Taxes) shall be immediately returned to Purchaser.

12.5     Notice of Termination

         In the event of termination by Vendor or Purchaser pursuant to this
Article 12, written notice thereof shall forthwith be given to the other Party and the transactions contemplated by this Agreement

(including the Parties' obligation to consummate the Purchase) shall be terminated without further action by either Party. If the transactions contemplated by this Agreement are terminated as provided herein:

          (a) Purchaser shall return to Vendor all documents and copies and other materials received from or on behalf of Vendor relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof; and

          (b) all confidential information received by Purchaser with respect to the Business, the Assets and the Purchased Shares shall be treated in accordance with the terms and conditions of the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of the transactions contemplated by this Agreement.

12.6     Effect of Termination

         Each Party's right of termination under this Article 12 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. Nothing in this Article 12 shall limit or affect any other rights or causes of action either Purchaser or Vendor may have with respect to the representations, warranties, covenants and indemnities in its favour contained in this Agreement. Nothing in this Article 12 shall be deemed to release either Party from any liability for any breach by that Party of the terms and provisions of this Agreement or to impair the right of either Party to compel specific performance by the other Party of its obligations under this Agreement.

                                   ARTICLE 13
                                     GENERAL

13.1     Non-Waiver

         No waiver of any condition or other provision, in whole or in part, shall constitute a waiver of any other condition or provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

13.2     Public Notices

          (a) Vendor and Purchaser agree to keep the terms of this Agreement confidential, except to the extent required by Applicable Laws or for financial reporting purposes or as otherwise provided herein and except that the Parties may disclose those terms to their respective Representatives as necessary in connection with the ordinary conduct of their respective businesses (so long as those Persons agree to keep the terms of this Agreement confidential).

          (b) Neither Party will make any press release or other public announcement respecting this Agreement:

               (i)  without  the  consent  of  the  other   Party,   not  to  be
                    unreasonably withheld or delayed; or

               (ii) unless:

                    (A) the Party desiring to make the press release or other public announcement is advised by its counsel that the release or announcement is required to comply with any Applicable Law or the rules of any securities regulatory authority, listing authority or stock exchange with which the disclosing Party or any Affiliate of either Party is bound to comply; and

                    (B) that press release or other public announcement does not disclose more information regarding this Agreement or the subject matter hereof than is required to comply with any Applicable Law or the rules of any securities regulatory authority, listing authority or stock exchange with which disclosing Party or any Affiliate of either Party is bound to comply.

          (c) Notwithstanding the foregoing, nothing contained herein or in the Confidentiality Agreement shall prevent a Party from furnishing any information to:

               (i) any Government Authority if required by Applicable Law or the rules of a securities regulatory authority, listing authority or stock exchange; or

               (ii) obtain the Competition Act Approval or the Investment Canada
                    Approval;

               or from making an announcement regarding this Agreement to its employees (including the Employees).

          (d) Purchaser or Pogo shall be entitled to use information respecting the Assets in drafts or final copies of any prospectus, offering document or loan syndication materials prepared pursuant to the Goldman Sachs Commitment in which Purchaser or Pogo proposes to describe the Purchase to the extent that any such information is required to comply with any Applicable Law or the rules of any securities regulatory authority, listing authority or stock exchange with which Purchaser or Pogo is bound to comply or is reasonably required with respect to that prospectus, offering document or loan syndication; provided that Vendor is given draft copies of the prospectus, offering document or those loan syndication materials and approves, in advance of the filing or distribution of any of those documents or materials, acting reasonably, any references to Vendor, Unocal or the Purchase that may be provided therein.

          (e) A Party which proposes to make any such disclosure as described in Sections 13.2(b), (c) or (d) shall, to the extent reasonably possible, provide the other Party (or, in the case of competitively sensitive information, the other Party's outside counsel) with a draft of the applicable press release or other document containing the disclosure at least two Business Days before its release, filing or delivery or regarding any prospectus, offering document or any loan syndication materials to enable the other Party to review that draft and advise of any comments it may have with respect thereto. The Party proposing to make the disclosures will not unreasonably refuse to incorporate the requested changes of the other Party to the applicable press release or other document except to the extent its counsel advises that doing so will result in non compliance with Applicable Law or the rules of the applicable securities regulatory authority, listing authority or stock exchange.

13.3     Notices

         Any notice or other writing required or permitted to be given under this Agreement or for the purposes of this Agreement (in this Section 13.3 referred to as a "Notice") shall be in writing and shall be sufficiently given if delivered, or if transmitted by facsimile to:

(a) in the case of a Notice to Vendor or to Unocal:

                  c/o Unocal Corporation
                  2141 Rosecrans Avenue
                  Suite 4000
                  El Segundo, CA
                  90245 USA

                  Attention:  Douglas M. Miller
                  Fax:   310.726.7819

                  with a copy to:

                  Stikeman Elliott LLP
                  4300 Bankers Hall, West Tower
                  888 - 3rd Street S.W.
                  Calgary, Alberta
                  T2P 5C5

                  Attention:   Glenn Cameron
                  Fax:   403.266.7803;

(b) in the case of a Notice to Purchaser or to Pogo:

                  c/o Pogo Producing Company
                  5 Greenway Plaza, Suite 3000
                  Houston, Texas 77046 0504

                  Attention: General Counsel
                  Fax:  713.297.5050;

                  with a copy to:

                  Baker Botts L.L.P.
                  One Shell Plaza
                  910 Louisiana Street
                  Houston, Texas 77002-3995

                  Attention:  Stephen A. Massad
                  Fax:  713.229.7775
                  and to:

                  Fraser Milner Casgrain LLP
                  30th Floor
                  Fifth Avenue Place
                  237-4th Avenue S.W.
                  Calgary, Alberta,
                  T2P 4X7 Canada

                  Attention:  Dale E. Skinner
                  Fax:  403.268.3100,

or at such other address or number as the Person to whom that Notice is to be given shall have last notified the Person giving the same in the manner provided in this Section 13.3. Any Notice will be deemed to have been validly and effectively given (i) if personally delivered, on the date of that delivery if that date is a Business Day and that delivery was made before 4:00 p.m. (Calgary time), and otherwise on the next Business Day; or (ii) if transmitted by facsimile or similar means of recorded communication on the Business Day following the date of transmission if receipt of the transmission has been confirmed back.

13.4     Assignment

         Neither this Agreement nor any benefits, rights or obligations under this Agreement shall be assignable by either Party, by operation of Applicable Law or otherwise, without the prior express written consent of the other Party which consent may be arbitrarily withheld. Notwithstanding the foregoing prohibition on assignment, Purchaser may assign all of its benefits, rights and obligations under this Agreement to an Affiliate of Purchaser (but not if that assignment would extend the time for, or render less certain, the completion of the Purchase) provided that such assignment shall not release Purchaser from any of its obligations under this Agreement and provided further that such Affiliate enters into an agreement with Vendor satisfactory to Vendor, pursuant to which that Affiliate expressly assumes all of Purchaser's obligations under this Agreement and, if that assignment occurs before the Closing, that Affiliate covenants to remain an Affiliate of Purchaser until Closing. Subject to the foregoing provisions of this Section 13.4, this Agreement shall inure to the benefit of, be enforceable by and be binding on the Parties, Unocal and Pogo and their respective successors (including any successor by reason of amalgamation of any Party or by Unocal or Pogo) and permitted assigns.

13.5     Further Assurances

         Each Party, Unocal and Pogo shall use all commercially reasonable efforts to provide such further documents or instruments required by any other Party, Unocal and Pogo as are reasonably necessary to carry out the provisions of this Agreement, whether before or after the Closing.

13.6     No Recourse

         Notwithstanding anything that may be expressed or implied in this Agreement, except as provided in Section 1.12 and Section 13.4, each Party covenants, agrees and acknowledges that no recourse under this Agreement shall be had against any current or future shareholders or agents of either Party or any of its Affiliates, or any current, former or future director, officer, employee, shareholder or agent of any of the foregoing, whether by any legal or equitable proceeding, or by virtue of any Applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future shareholder or agent of either Party, or any of its Affiliates, or any current or former or future director, officer, employee, shareholder or agent of any of the foregoing, for any obligation of the Parties under this Agreement.

13.7     Time of the Essence

         Time shall be of the essence of this Agreement.

13.8     Amendment

         This Agreement (including the Schedules hereto) may not be amended, waived or modified except by an express instrument in writing signed on behalf of each of the Parties.

13.9     Invalidity

         In the event that any one or more provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

13.10    Counterparts

         This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, and all such counterparts shall together constitute one and the same instrument and a signed counterpart delivered by facsimile or other electronic means shall be considered as valid as an original counterpart.

13.11    Enforcement

         The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms, or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

13.12    No Third-Party Beneficiaries

         This Agreement, other than as provided in Sections 10.1, 13.4 and 13.6 and in the provisions of Article 10 and Article 11 relating to indemnification, is not intended to confer on any Person other than the Parties any rights or remedies.

13.13    Expenses

         Each of the Parties shall pay their respective legal, accounting, and other professional advisory and all other fees, costs and expenses incurred in connection with the Purchase and the negotiation, preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement and any other costs and expenses incurred.

13.14    Removal of Name

         Following the Closing, Purchaser, and its Affiliates will not be entitled to use the name "Unocal" or any variation or derivation thereof, including any logo, trademark or design containing either or both of those names (the "Prohibited Name and Marks"). Accordingly, promptly following the Closing, Purchaser shall cause the Corporation and the Subsidiaries to cause the destruction, disposal or replacement of stationery, business cards and similar assets containing such Prohibited Name and Marks, and shall cause the Corporation and the Subsidiaries to avoid the use of the Prohibited Names and Marks. In addition, as soon as reasonably practicable, but in any event within the earlier of 60 days following Closing or the date required by Applicable Law, Purchaser shall:

          (a) remove any signage from the Assets that refers to the Prohibited Name and Marks; and

          (b) make all requisite filings with, and provide requisite notices to, the appropriate Government Authorities to place title or other evidence of operation or ownership in a name other than the Prohibited Name and Marks.

         IN WITNESS WHEREOF the Parties, Unocal and Pogo have duly executed this Agreement as of the date and year above written.

                                        UNOCAL CANADA LIMITED


                                        By:    /s/ Douglas M. Miller
                                               -------------------------------

                                        Name:  Douglas M. Miller
                                               -------------------------------

                                        Title: Vice President
                                               -------------------------------


                                        UNOCAL CANADA ALBERTA HUB LIMITED

                                        By:    /s/ Douglas M. Miller
                                               -------------------------------

                                        Name:  Douglas M. Miller
                                               -------------------------------

                                        Title: Vice President, Corp. Dev.
                                               Unocal Corp
                                               -------------------------------


                                        UNOCAL CORPORATION

                                        By:    /s/ Douglas M. Miller
                                               -------------------------------

                                        Name:  Douglas M. Miller
                                               -------------------------------

                                        Title: Vice President, Corporate
                                               Development
                                               -------------------------------


                                        POGO CANADA, ULC

                                        By:    /s/ Stephen R. Brunnet
                                               -------------------------------

                                        Name:  Stephen R. Brunnet
                                               -------------------------------

                                        Title: President
                                               -------------------------------

                                        By:    /s/ Michael J. Killelea
                                               -------------------------------

                                        Name:  Michael J. Killelea
                                               -------------------------------

                                        Title: Secretary
                                               -------------------------------


                                        POGO PRODUCING COMPANY

                                        By:    /s/ Stephen R. Brunnet
                                               -------------------------------

                                        Name:  Stephen R. Brunnet
                                               -------------------------------

                                        Title: Executive Vice President
                                               -------------------------------

                                 SCHEDULE 1.1(a)
                                ESCROW AGREEMENT


                                ESCROW AGREEMENT


         THIS AGREEMENT is made as of July 8, 2005 among:


                              UNOCAL CANADA LIMITED
                a corporation continued under the laws of Alberta


                                     - and -


                        UNOCAL CANADA ALBERTA HUB LIMITED
              a corporation incorporated under the laws of Alberta

              (Unocal Canada Limited and Unocal Canada Alberta Hub Limited
               are hereinafter collectively called "Vendor")

                                     - and -

                                POGO CANADA, ULC
                   an Alberta unlimited liability corporation
                        (hereinafter called "Purchaser")

                                     - and -

                            CIBC MELLON TRUST COMPANY
                 a corporation existing under the laws of Canada
                       (hereinafter called "Escrow Agent")

RECITALS:

A. Vendor, Unocal Corporation, Purchaser and Pogo Producing Company have entered into a Share Purchase Agreement dated as of the date hereof (the "Agreement") providing for the purchase by Purchaser from Vendor of all of the Purchased Shares.

B. All capitalized terms used herein shall have the meanings ascribed thereto in the Agreement unless they are otherwise defined in this Escrow Agreement.

C. Escrow Agent is willing to act as escrow agent for the sole purpose of accepting, holding and releasing the Deposit (as defined hereinafter) in accordance with the terms and conditions of this Escrow Agreement.

         IN CONSIDERATION of the covenants and agreements of the parties herein set forth, the parties hereto agree as follows:

1.       Appointment of Escrow Agent

         Vendor and Purchaser hereby appoint Escrow Agent to act as escrow agent on the terms and conditions set forth herein and Escrow Agent hereby accepts such appointment on such terms and conditions.

2.       Receipt of Deposit

Concurrent with the execution and delivery of the Agreement by the parties thereto, Purchaser shall deliver to Escrow Agent $180,000,000 (the "Deposit") by wire transfer in immediately available United States funds. Upon the delivery of the Deposit by Purchaser to Escrow Agent, Escrow Agent will acknowledge in writing receipt of the Deposit to Vendor and Purchaser and will deal with the Deposit in accordance with the terms and conditions of this Escrow Agreement.

3.       Investment of Deposit

         Escrow Agent shall invest and reinvest the Deposit (and once amounts are earned thereon, the term "Deposit" herein includes all such amounts in addition to the initial Deposit) in Qualified Investments and realize on any or all investments of the Deposit in accordance with the written direction of Vendor and Purchaser. Each investment direction shall specify the maturity dates of the Qualified Investments so as to allow Escrow Agent to comply with its obligations. To be effective, a direction shall be given before 9:00 a.m. (Toronto time) on a Business Day. If a direction is given on a non-Business Day or is given after 9:00 a.m. (Toronto time) on a Business Day, it shall be effective immediately before 9:00 a.m. (Toronto time) on the next succeeding Business Day. Escrow Agent shall deposit all cash balances constituting the Deposit for which Escrow Agent has not received an effective investment direction from Vendor and Purchaser in a U.S. dollar account with the Toronto-Dominion Bank. Escrow Agent shall be entitled to a fee equal to 0.15% per annum of the daily amount of the Deposit on deposit with the Toronto-Dominion Bank. For the purposes of this Section 3, "Qualified Investments" means U.S. dollar denominated book-based securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence any of:

          (a) direct obligations of, or obligations fully guaranteed as to the timely payment of principal and interest by, the Government of Canada or direct obligations of the Government of the United States of America; or

          (b) demand deposits, term deposits or certificates of deposits (having original maturities of no more than 365 days) of banks, including Affiliates or related parties of Escrow Agent, or trust companies chartered or licensed under the laws of Canada or any province thereof; provided that, such bank or trust company is a member of the Canadian Payments Association or a bank or trust company that is not resident in Canada and at the time of the investment or contractual commitment to invest therein, the short-term debt rating of such bank or trust company shall have a short-term debt rating of not less than A+ by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. or "A1" by Moody's Investors Service, Inc. For the purpose of this Section, Canadian Imperial Bank of Commerce and Mellon Bank, N.A. and each of their Affiliates shall be deemed to be Affiliates of Escrow Agent;

4.       Delivery of Escrow Release Notice

         On Closing or upon termination of the Agreement, as applicable, Purchaser and Vendor shall deliver to Escrow Agent a notice specifying the treatment of the Deposit in accordance with Section 12.4 of the Agreement (the "Escrow Release Notice") in the form attached as Exhibit "A" and Escrow Agent will deliver the Deposit to Vendor or Purchaser, as applicable, in accordance with the delivery instructions set out in the Escrow Release Notice no later than the third Business Day after Escrow Agent's actual receipt of such notice. If the Escrow Release Notice is not received by Escrow Agent on or before the third Business Day after December 31, 2005, Escrow Agent may pay into court or otherwise deposit the Deposit with a court of competent jurisdiction in Calgary, Alberta.

5.       Termination of Escrow Agreement

          (a) Other than the provisions of this Escrow Agreement relating to the protection of Escrow Agent, this Escrow Agreement may be terminated at any time by and upon the receipt by Escrow Agent of written notice of termination by both Vendor and Purchaser, which notice of termination will be accompanied by a written direction by Vendor and Purchaser to Escrow Agent specifying to whom the Deposit is to be delivered.

          (b) This Escrow Agreement shall terminate and cease to be of any further force and effect (except for the provisions of this Escrow Agreement relating to protection of Escrow Agent which shall survive any termination of this Escrow Agreement) on the date on which Escrow Agent shall have delivered the Deposit in accordance with the provisions of Section 4.

6.       Determination

         The parties hereto agree that Escrow Agent shall not be required to make any determination or decision with respect to the validity of any claim made by any party, or of any denial thereof (including, without limitation, the validity of any Escrow Release Notice given hereunder), but shall be entitled to act and rely conclusively on the terms hereof and the documents tendered to it in accordance with the terms hereof.

7.       Fees

         The reasonable fees and actual out-of-pocket costs, disbursements and other charges relating to the services of Escrow Agent hereunder shall be paid solely by Purchaser forthwith upon notice by Escrow Agent of the amount thereof, which fees shall not include the initial setup fee (including fees of legal counsel) which have been waived by the Escrow Agent.

8.       Escrow Agent

         The acceptance by Escrow Agent of its duties under this Escrow Agreement is subject to the following terms and conditions which shall govern and control the rights, duties, liabilities and immunities of Escrow Agent.

          (a) Escrow Agent may resign at any time as escrow agent upon 60 days' prior notice to Vendor and Purchaser, or such shorter notice as Vendor and Purchaser may accept as sufficient. Vendor and Purchaser shall have the power at any time on 60 days' notice to remove Escrow Agent and appoint a replacement escrow agent. In the event of Escrow Agent resigning or being removed as aforesaid, Vendor and Purchaser shall jointly appoint a new escrow agent, upon which Escrow Agent shall transfer the Deposit, together with interest earned on the Deposit, to the replacement escrow agent, provided that Escrow Agent shall have received payment in full of all fees and expenses owing to it hereunder. Any replacement escrow agent shall be subject to removal in the same manner as aforesaid. On any such appointment, the replacement escrow agent shall be vested with the same powers, rights and obligations as if it had been originally named herein as escrow agent, without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of Vendor and Purchaser, all such conveyances or other instruments as may, in the reasonable opinion of Escrow Agent, be necessary or advisable for the purpose of effectively transferring the Deposit to the replacement escrow agent and otherwise assuring the replacement escrow agent a full estate in the premises. Should Vendor and Purchaser fail to appoint a replacement escrow agent as outlined above, then Escrow Agent shall cease its function at the expiration of the period of notice and may retain the Deposit on a merely safekeeping basis at such reasonable fee as may be determined solely by Escrow Agent, or may pay into or otherwise deposit with a court of competent jurisdiction in Calgary, Alberta, the Deposit, pending the appointment of such a replacement escrow agent.

          (b) Escrow Agent is not bound by any agreement, arrangement or understanding relating to or arising out of the matters provided for in this Escrow Agreement, other than as expressly set forth herein. The Escrow Agent shall have no duties or responsibilities except as expressly provided in this Escrow Agreement and shall have no liability or responsibility arising under any other agreements including agreements referred to in this Escrow Agreement to which the Escrow Agent is not a party.

          (c) Escrow Agent shall be entitled to act and rely upon any notice, declaration, certificate, waiver, consent, receipt or other paper or document purporting to be delivered pursuant to this Escrow Agreement and shall not enquire as to the veracity, accuracy or adequacy thereof or be bound by any notice or direction to the contrary by any Person other and a Person entitled to give such notice and, in absence of bad faith or fraud on the part of Escrow Agent, Vendor and Purchaser shall not hold Escrow Agent liable for any loss or injury to them with respect to such act or reliance.

          (d) It is understood and agreed that the duties of Escrow Agent hereunder are purely administrative in nature and that Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted to be taken by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing it connection herewith, except for its own bad faith or fraud, or its failure to deliver Deposit pursuant to a valid Escrow Release Notice submitted hereunder as provided in Section 4.

          (e) Escrow Agent shall incur no liability hereunder or in connection herewith for anything whatsoever other than as a result of its own bad faith or fraud or its failure to deliver the Deposit pursuant to a valid Escrow Release Notice submitted hereunder as provided in Section 4. Purchaser and Vendor jointly and severally shall indemnify, hold harmless and defend Escrow Agent from and against any and actions, causes of action, claims, demands, damages, losses, costs, liabilities and expense, of any nature or kind (including, without limitation, costs incurred by Escrow Agent in retaining its own counsel), which may be made or brought against Escrow Agent or which it may suffer or incur as a result of or in respect of or arising out of its appointment as escrow agent hereunder, except such as shall result solely and directly from Escrow Agent's own bad faith or fraud or its failure to deliver the Deposit pursuant to a valid Escrow Release Notice submitted hereunder as provided in Section 4.

          (f) In the event of any disagreement between the parties hereto which in the reasonable opinion of Escrow Agent may result in adverse claims or demands with respect to the Deposit or if any of the parties hereto, including, without limitation, Escrow Agent, are in disagreement about the interpretation of this Escrow Agreement or about the rights and obligations of Escrow Agent or the propriety of an action contemplated by Escrow Agent under this Escrow Agreement, Escrow Agent may, at its option, if it then holds the Deposit, pay into court or otherwise deposit the Deposit with a court of competent jurisdiction in Calgary, Alberta. Upon Escrow Agent making such deposit, Escrow Agent shall be discharged and released of its duties and obligations hereunder. Escrow Agent shall be indemnified by Vendor and Purchaser jointly and severally in any such action, interpleader or any other action or proceeding for all costs, expenses and fees in its capacity as escrow agent in connection with any deposit or any action brought in connection with this Escrow Agreement.

          (g) Escrow Agent shall not be liable for or by reason of any statements of fact or recitals in this Escrow Agreement and all such statements and recitals are and shall be deemed to be made by the other parties to this agreement.

9.       Notice

         Any notice, approval, consent, instruction, direction or other communication to be given under or in connection with this Escrow Agreement shall be in writing and shall be given by personal delivery or by facsimile addressed or sent as set out below or to such other address or electronic communication number as may from time to time by the subject or a notice hereunder.

         to Vendor:

                  c/o Unocal Corporation
                  2141 Rosecrans Avenue
                  Suite 4000
                  El Segundo, CA
                  90245 USA
                  Attention:  Douglas M. Miller
                  Fax:   310.726.7819

                  with a copy to:

                  Stikeman Elliott LLP
                  4300 Bankers Hall, West Tower
                  888 - 3rd Street S.W.
                  Calgary, Alberta
                  T2P 5C5

                  Attention:   Glenn Cameron
                  Fax:   403.266.7803

         to Purchaser:

                  Pogo Producing Company
                  5 Greenway Plaza, Suite 3000
                  Houston, Texas 77046 0504

                  Attention: General Counsel
                  Fax:  713.297.5050;

                  with a copy to:

                  Baker Botts L.L.P.
                  One Shell Plaza
                  910 Louisiana Street
                  Houston, Texas 77002-3995
                  Attention:  Stephen A. Massad
                  Fax:  713.229.7775

                  and to:

                  Fraser Milner Casgrain LLP
                  30th Floor
                  Fifth Avenue Place
                  237-4th Avenue S.W.
                  Calgary, Alberta, Canada
                  Attention:  Dale E. Skinner
                  Fax:  403.268.3100

         to Escrow Agent:

                  CIBC Mellon Trust Company
                  600 The Dome Tower
                  333 - 7th Avenue S.W.
                  Calgary, Alberta T2P 2Z1
                  Attention: Manager, Corporate Trust
                  Fax:   403.264.2100 (main line).

10.      Entire Agreement

         Subject to the provisions in the Agreement, this Escrow Agreement constitutes the entire agreement between the parties with respect to the escrow delivery of, and subsequent dealing with, the Deposit.

11.      Severability

         Any provision hereof that is held to be inoperative, unenforceable or invalid in any jurisdiction shall be severable from the remaining provisions which shall continue to be valid and enforceable to the fullest extent permitted by law.

12.      Applicable Law

         This Escrow Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

13.      Further Assurances

         Purchaser and Vendor will at any time and from time to time, upon the request of the other or Escrow Agent, execute and deliver such further documents and do such further acts and things as may reasonably be requested by Escrow Agent in order to evidence, carry out and give effect to the terms, conditions, intent and meaning of this Escrow Agreement.

14.      No Waiver

         No failure or delay on the part of Escrow Agent, Purchaser or Vendor in exercising any right, power or remedy provided herein may be, or may be deemed to be, a waiver thereof; nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise of such right, power or remedy or other right, power or remedy.

15.      Amendments

         This Escrow Agreement may not be amended or modified in any respect except by written instrument signed by all the parties hereto including Escrow Agent.

16.      No Assignment; Successors

         No party shall be permitted to assign its rights under this Escrow Agreement without the express written consent of each of the other parties hereto. This Escrow Agreement shall be binding upon, and shall ensure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

17.      Currency

         Unless otherwise specified herein, all references to currency herein are to United States currency.

18.      Counterparts

         This Escrow Agreement may be signed in counterparts (including counterparts by facsimile) and all counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have hereunto duly executed this Escrow Agreement.
                                        UNOCAL CANADA LIMITED


                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------


                                        UNOCAL CANADA ALBERTA HUB LIMITED

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------


                                        POGO CANADA, ULC

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------

                                        CIBC MELLON TRUST COMPANY

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------

                                   EXHIBIT "A"
                              ESCROW RELEASE NOTICE


TO:      CIBC MELLON TRUST COMPANY

         Please be advised that you are hereby irrevocably authorized and directed to deliver the Deposit by wire transfer to:

         ----------------------------------------------------

         ----------------------------------------------------

         ----------------------------------------------------

         ----------------------------------------------------

and this shall be your good and sufficient authority for doing so.

         This is the Escrow Release Notice contemplated in the Escrow Agreement dated as of July 8, 2005 among Unocal Canada Limited, Unocal Canada Alberta Hub Limited, Pogo Canada, ULC and CIBC Mellon Trust Company. Capitalized terms in this Escrow Release Notice shall have the meaning ascribed to such terms in such agreement.

         Dated this _______ day of ______, 2005.

                                        UNOCAL CANADA LIMITED


                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------


                                        UNOCAL CANADA ALBERTA HUB LIMITED

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------


                                        POGO CANADA, ULC

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------

                                        By:
                                               -------------------------------


                                        Name:
                                               -------------------------------


                                        Title:
                                               -------------------------------